[GRAPHIC]
                              THE OAKMARK FUND

                              THE OAKMARK SELECT FUND

                              THE OAKMARK SMALL CAP FUND

                              THE OAKMARK EQUITY AND INCOME FUND

                              THE OAKMARK GLOBAL FUND

                              THE OAKMARK INTERNATIONAL FUND

                              THE OAKMARK INTERNATIONAL SMALL CAP FUND



                      ANNUAL REPORT

                   SEPTEMBER 30, 2000


MANAGED BY HARRIS ASSOCIATES L.P.                            [LOGO]

THE OAKMARK FAMILY OF FUNDS
2000 ANNUAL REPORT
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN AND PRESIDENT .......................................1

THE OAKMARK FUND
  Letter from the Portfolio Managers .........................................2
  Schedule of Investments ....................................................5

THE OAKMARK SELECT FUND
  Letter from the Portfolio Managers .........................................8
  Schedule of Investments ...................................................11

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Managers ........................................13
  Schedule of Investments ...................................................16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Managers ........................................19
  Schedule of Investments ...................................................22

THE OAKMARK GLOBAL FUND
  Letter from the Portfolio Managers ........................................26
  Global Diversification Chart ..............................................29
  Schedule of Investments ...................................................30

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Managers ........................................33
  International Diversification Chart .......................................36
  Schedule of Investments ...................................................37

THE OAKMARK INTERNATIONAL SMALL CAP FUND
  Letter from the Portfolio Managers ........................................41
  International Diversification Chart .......................................44
  Schedule of Investments ...................................................45

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities .......................................50
  Statement of Operations ...................................................52
  Statement of Changes in Net Assets ........................................54
  Notes to Financial Statements .............................................61

TRUSTEES AND OFFICERS .......................................................77

FOR MORE INFORMATION
Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 578-1329.

WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

TO COMMENT ON SHAREHOLDER SERVICES
E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

DEAR FELLOW
SHAREHOLDERS,

     We are pleased to present the Annual Report for The Oakmark Family of Funds. This past year has been noteworthy for value investors. At the end of 1999 and in early 2000 the market continued to favor growth and momentum investors. However, throughout the year there has been a quiet and long overdue turn toward value stocks, which has generally gone unnoticed. Value investors should take heart -- recent performance speaks for itself.

     From its high on March 10, 2000 through September 30, the NASDAQ declined 27.18%. Over that same time


[PHOTO]

period the S&P 500 gained only 3.60%. As investor focus on stock valuations intensifies our Funds benefit significantly -- illustrating that, over time, price and value do converge. We believe performance illustrates that there is compelling evidence that domestic value stocks are starting to return to favor. Since a NASDAQ market peak on March 10, our Funds have posted strong returns compared to major indices:

--------------------------------------
         DOMESTIC FUNDS
   % RETURN FROM MARKET PEAK
ON MARCH 10 TO SEPTEMBER 30, 2000
--------------------------------------
  The Oakmark Fund             24.88%
--------------------------------------
  The Oakmark
    Select Fund                19.90%
--------------------------------------
  The Oakmark
    Small Cap Fund             18.06%
--------------------------------------
  The Oakmark Equity
    and Income Fund            14.82%
--------------------------------------
  S&P 500                       3.60%
--------------------------------------
  NASDAQ Composite            (27.18%)
--------------------------------------

     Putting aside these short-term performance results, we continue to have long-term optimism regarding our portfolio holdings. At a minimum, we believe investors should consider rebalancing their portfolios to increase their exposure to value funds, or, move more aggressively toward having a significant value weighting in their portfolio. Our confidence in our value style is confirmed through our hiring, as we have recently added more talent to our dedicated investment team. We are investing and staffing for a positive change.

     In November, three of our Funds celebrate their five-year anniversary -- Equity and Income, Small Cap, and International Small Cap. Each brings a level of diversification to investors without straying from our strict value approach. We are also very pleased to announce that effective November 6 we are capping the total annual fund operating expenses for The Oakmark Equity and Income Fund at 1.00%. Coupled with an excellent long-term performance record, we believe this makes the Fund even more appealing to all investors.

     Shareholders will be pleased with important additions we've made at www.oakmark.com. Specifically, investors who visit our MY ACCOUNT area will notice that we have enhanced its capabilities. Shareholders can now perform transactions -- purchases, exchanges, and redemptions -- and also change their address on-line. We will continue to post timely information on our site and regularly evaluate how to enhance it.

     We appreciate your continued investment. Our strongest statement is that we are increasing ours.


/s/Victor A. Morgenstern

VICTOR A. MORGENSTERN
CHAIRMAN


/s/Robert M. Levy

ROBERT M. LEVY
PRESIDENT



October 6, 2000

[GRAPHIC]

THE OAKMARK FUND
REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX


                  THE
                OAKMARK
                 FUND     S&P 500
       8/91    $10,000   $10,000
      12/91    $13,020   $10,909
       3/92    $14,690   $10,634
       6/92    $15,230   $10,836
       9/92    $16,800   $11,178
      12/92    $19,386   $11,741
       3/93    $20,927   $12,253
       6/93    $21,494   $12,313
       9/93    $23,095   $12,631
      12/93    $25,300   $12,924
       3/94    $24,242   $12,434
       6/94    $24,951   $12,486
       9/94    $26,663   $13,097
      12/94    $26,138   $13,095
       3/95    $28,539   $14,370
       6/95    $30,303   $15,741
       9/95    $32,841   $16,992
      12/95    $35,134   $18,015
       3/96    $36,386   $18,982
       6/96    $37,661   $19,834
       9/96    $37,945   $20,447
      12/96    $40,828   $22,152
       3/97    $42,456   $22,746
       6/97    $48,917   $26,716
       9/97    $52,009   $28,717
      12/97    $54,132   $29,542
       3/98    $59,517   $33,663
       6/98    $57,909   $34,775
       9/98    $49,899   $31,316
      12/98    $56,155   $37,985
       3/99    $55,888   $39,877
       6/99    $62,332   $42,688
       9/99    $53,882   $40,023
      12/99    $50,277   $45,977
       3/00    $45,767   $47,032
       6/00    $46,950   $45,783
       9/00    $49,815   $45,339



                                                              AVERAGE ANNUAL TOTAL RETURN*
9/30/00 NAV $26.95                                                     THROUGH 9/30/00
                                         TOTAL RETURN             FROM FUND INCEPTION
                                         LAST 3 MONTHS                  8/5/91
------------------------------------------------------------------------------------------
THE OAKMARK FUND                             6.1%                       19.2%
Standard & Poor's 500 Stock Index w/inc**   -1.0%                       17.9%
Dow Jones Industrial Average w/inc**         2.4%                       17.4%
Value Line Composite Index**                 2.9%                        6.2%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

The Oakmark Fund increased 6.1% for the quarter ended September 30. As with last quarter, we are pleased with this gain especially when compared to the loss in the S & P 500. Turning to the fiscal year, to just say our fund lost 8% of its value would miss the biggest financial story of the year. The year began with a mass exodus from traditional stocks into the "new economy" stocks in the NASDAQ. As the NASDAQ rose to its record high, from September 30, 1999 to March 10, 2000 your fund lost 26% of its value. But after March 10, the NASDAQ lost 27% and investors started returning to value stocks like those in The Oakmark Fund. From March 10 until September 30, your fund increased by 25%. Although we are not pleased with the full year results, we are pleased with the second half of the year and believe that our stocks will continue to benefit from this shift in investor sentiment.

PORTFOLIO CHANGES

During the quarter we added five new companies to the portfolio and sold a high profile stock. When we began managing the fund in March we were frequently asked about Philip Morris because it had been a long-term holding of The Oakmark Fund. We said that despite our concerns about tobacco litigation we felt that Philip Morris' ownership of Kraft was not being properly valued. We thought Philip Morris should sell in the $30's, not the $20's. Last quarter, Philip Morris did trade up into the $30's and we used that opportunity to eliminate the position. Here's a brief explanation of our new holdings:


2 THE OAKMARK FUND

--------------------------------------------------------------------------------
JC PENNEY (JCP--12)
In 1998, JCP sold at $78 per share. Since then the retailer has lost sales to discounters like Kohl's as well as to department stores like Macy's. Getting squeezed from both sides, the company is struggling to find its niche. In July, Allen Questrom was hired as CEO. Allen gained a reputation as perhaps the best merchant in retailing today by rescuing Federated Department Stores and Macy's from bankruptcy. We believe Questrom will also succeed in this turnaround.

---------------------------------------------------------------
                       TOTAL RETURNS
                 AS OF SEPTEMBER 30, 2000
---------------------------------------------------------------
  3 Months                                  6.1%
---------------------------------------------------------------
  6 Months                                  8.8%
---------------------------------------------------------------
  1 Year                                   (7.6%)
---------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS
                 AS OF SEPTEMBER 30, 2000
---------------------------------------------------------------
  3 Year                                   (1.4%)
---------------------------------------------------------------
  5 Year                                    8.7%
---------------------------------------------------------------
  Since inception                           19.2%
---------------------------------------------------------------

AT & T (T--29)
AT&T stock peaked at $64 last year after cable TV acquisitions made them a "one-stop-shopping" provider of voice, data and video communications. After price wars in long distance reduced AT&T's earnings the stock sharply declined. We believe that the value of AT&T's various pieces including cable, wireless, long-distance and business services are worth twice the stock price. We also believe that AT&T's largest shareholder, John Malone (formerly of Tele-Communications, Inc.), will help the company devise a strategic plan to have that value recognized.


ROCKWELL (ROK--30)
This leader in electronic controls and industrial automation reached a stock price of $65 last year. A slowdown in industrial orders resulted in earnings reductions and the stock lost over half its value. The stock now sells at 8 times our estimate of next year's cash earnings, yields over 3% and should achieve secular EPS growth in excess of 10% annually.

CVS CORPORATION (CVS--46)
CVS is the largest drugstore chain in the US. The stock hit a high last year of $58 and a low last quarter of $35.

------------------------------------------------------------------------------
HIGHLIGHTS

- WHILE THIS YEAR WAS DIFFICULT FOR US AND OUR INVESTORS, WE BELIEVE THE TURNAROUND THAT BEGAN SEVEN MONTHS AGO IS LIKELY TO CONTINUE.

- THE TAX SITUATION FOR THE FUND IS EXTREMELY FAVORABLE FOR TAXABLE SHAREHOLDERS, AS WE EXPECT NO CAPITAL GAINS DISTRIBUTION THIS YEAR, NOR FOR THE NEXT COUPLE OF YEARS.

- DESPITE CATEGORY LABELS, WE BELIEVE INVESTORS SHOULD LOOK AT OAKMARK AS A LARGE-COMPANY STOCK FUND, AND WE WILL CONTINUE BUYING STOCKS IN LARGE COMPANIES THAT WE BELIEVE ARE PRICED AT BARGAIN LEVELS.
------------------------------------------------------------------------------

Although both CVS and Walgreen's are expected to earn just over $700 million this year on sales just over $20 billion, and are each growing at about 15% per year, Walgreen's enterprise value (debt plus market value of its equity) is more than twice CVS's enterprise value! That spread strikes us as unwarranted, unlikely to persist, and therefore an opportunity.

FORD (F--26)
Ford stock fell from $43 last spring to $25 as interest rates rose, talk of economic slowing increased, and Firestone's tire problems hit the front page. We don't expect the Firestone recall to affect Ford's long-term value. We were pleased to see Ford make a tender offer last quarter to repurchase $10 billion of its stock. Ford is now selling at less than 7 times our estimate of next year's earnings.

OAKMARK--A LARGE COMPANY FUND
When investors categorize equity mutual funds, they generally look at two criteria: investment style and the size of the companies being purchased. For investment style growth -- or value --The Oakmark Fund is clearly a value fund. All our energy goes into identifying and buying inexpensive stocks, selling them when they are no longer inexpensive, and then repeating the process. To categorize us based on the size of companies we purchase is more difficult. Since larger companies tend to have longer operating histories and more predictable earnings streams, they


                                                             THE OAKMARK FUND  3

--------------------------------------------------------------------------------

-------------------------------------------------------
                TOP FIVE INDUSTRIES
             AS OF SEPTEMBER 30, 2000
-------------------------------------------------------
                   Other Consumer
INDUSTRIES          Goods & Services             16.0%
AND % OF           Retail                         9.6%
TOTAL NET          Information Services           7.8%
ASSETS             Household Products             7.0%
                   Computer Services              5.7%
-------------------------------------------------------

tend to be less risky investments. Therefore, many investors prefer mutual funds that focus on larger companies, as we do in The Oakmark Fund.

We believe The Oakmark Fund has always invested primarily in large companies. That's because when we think of large, we think of fundamental characteristics that measure the size of underlying businesses. Using measures like sales, net income or shareholders' equity, most of our investments have been and still are in stocks that are among the 250 largest businesses in the United States. But most organizations that categorize mutual funds look instead at how Wall Street values those businesses. For example, Morningstar calls the 250 stocks with the biggest market capitalizations "large cap." Based on their definition, a "large cap fund" primarily buys stocks that have market capitalizations over $10 billion. Because we own many stocks with market caps below $10 billion, in the last quarter Morningstar moved The Oakmark Fund from the "large cap value" to the "mid cap value" category.

This is important because we believe that investors who own funds that are still called "large cap" may not be getting the lower risk level they expect from investing in large companies. Last year, many small companies, mostly technology companies, had such high stock prices that they were categorized as large-cap stocks. By our count, the number of these small-company large-caps was five


-----------------------------------------------------
                    TOP FIVE HOLDINGS
                  AS OF SEPTEMBER 30, 2000
-----------------------------------------------------
COMPANY         Fortune Brands, Inc.          3.4%
AND % OF        Washington Mutual, Inc.       3.4%
TOTAL NET       Dun & Bradstreet
ASSETS           Corporation                  3.2%
                Mattel, Inc.                  3.2%
                ACNielsen Corporation         3.1%
-----------------------------------------------------


times as high as it was a decade ago! These stocks have a much higher risk profile than is typically associated with large companies. Avoiding these stocks is what has reduced the average market capitalization of our stock positions. The Oakmark Fund will continue buying stocks in large companies that we believe are priced at bargain levels. We believe this is simply acting rationally in a market that has priced many securities irrationally. And, if that means that, in this environment, our "large company value" fund gets categorized as "mid cap value," it just shows we are doing our job!

One last comment: the tax situation for The Oakmark Fund is now extremely favorable for taxable shareholders. As you can see in our financial statements, The Oakmark Fund has a realized loss of $4.74 per share. Because of that loss there will be no capital gain distribution this year (we will of course still distribute dividend income) and likely no gains distribution for at least a couple of more years.

Thank you for your patience. This was a difficult year for us, but we believe the turnaround that began seven months ago is likely to continue.


/s/William C. Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com


/s/Kevin G. Grant

KEVIN G. GRANT, CFA

Portfolio Manager
kgrant@oakmark.com


October 5, 2000


4 THE OAKMARK FUND

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
 ................................................................................

                                                                     Shares Held      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

FOOD & BEVERAGE--2.0%
    H.J. Heinz Company                                                 1,125,000    $   41,695,313

APPAREL--3.0%
    Jones Apparel Group, Inc. (a)                                      1,257,000    $   33,310,500
    NIKE, Inc., Class B                                                  681,400        27,298,588
                                                                                    --------------
                                                                                        60,609,088
RETAIL--9.6%
    The Kroger Co. (a)                                                 2,200,000    $   49,637,500
    Toys `R' Us, Inc. (a)                                              3,000,000        48,750,000
    Tricon Global Restaurants, Inc. (a)                                1,350,000        41,343,750
    CVS Corporation                                                      700,000        32,418,750
    J.C. Penney Company, Inc.                                          1,950,000        23,034,375
                                                                                    --------------
                                                                                       195,184,375
HOUSEHOLD PRODUCTS--7.0%
    Fort James Corporation                                             1,400,000    $   42,787,500
    Newell Rubbermaid Inc.                                             1,700,000        38,781,250
    Energizer Holdings, Inc.  (a)                                      1,500,000        36,750,000
    The Dial Corporation                                               2,052,900        23,864,962
                                                                                    --------------
                                                                                       142,183,712
HOUSEHOLD APPLIANCES--1.8%
    Maytag Corporation                                                 1,160,400    $   36,044,925

OFFICE EQUIPMENT--1.6%
    Xerox Corporation                                                  2,150,000    $   32,384,375

HARDWARE--3.9%
    The Black & Decker Corporation                                     1,522,200    $   52,040,213
    The Stanley Works                                                  1,224,900        28,249,256
                                                                                    --------------
                                                                                        80,289,469
OTHER CONSUMER GOODS & SERVICES--16.0%
    Fortune Brands, Inc.                                               2,605,200    $   69,037,800
    Mattel, Inc.                                                       5,864,400        65,607,975
    Brunswick Corporation                                              2,971,800        54,235,350
    H&R Block, Inc.                                                    1,275,300        47,265,806
    Cendant Corporation (a)                                            3,300,100        35,888,588
    Ralston Purina Group                                               1,400,000        33,162,500
    Galileo International, Inc.                                        1,396,200        21,641,100
                                                                                    --------------
                                                                                       326,839,119
BANKS & THRIFTS--5.1%
    Washington Mutual, Inc.                                            1,730,000    $   68,875,625
    Bank One Corporation                                                 900,548        34,783,666
                                                                                    --------------
                                                                                       103,659,291

                                                             THE OAKMARK FUND 5

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
 ................................................................................

                                                                     Shares Held      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

INSURANCE--1.4%
    MGIC Investment Corporation                                          475,000    $   29,034,375

OTHER FINANCIAL--2.3%
    USA Education Inc.                                                 1,000,000    $   48,187,500

INFORMATION SERVICES--7.8%
    Dun & Bradstreet Corporation                                       1,907,500    $   65,689,531
    ACNielsen Corporation (a)                                          2,664,000        63,436,500
    Equifax Inc.                                                       1,300,000        35,018,750
    Moody's Corporation, When Issued (a)                                (200,000)       (5,262,500)
                                                                                    --------------
                                                                                       158,882,281
COMPUTER SERVICES--5.7%
    First Data Corporation                                             1,040,000    $   40,625,000
    Electronic Data Systems Corporation                                  940,000        39,010,000
    SunGard Data Systems Inc. (a)                                        840,800        35,996,750
                                                                                    --------------
                                                                                       115,631,750
TELECOMMUNICATIONS--3.6%
    AT&T Corp.                                                         1,425,000    $   41,859,375
    Citizens Communications Company (a)                                2,350,000        31,578,125
                                                                                    --------------
                                                                                        73,437,500
PUBLISHING--1.7%
    Knight Ridder, Inc. (a)                                              692,000    $   35,162,250

PHARMACEUTICALS--0.5%
    Chiron Corporation (a)                                               235,000    $   10,575,000

MEDICAL PRODUCTS--2.0%
    Sybron International Corporation (a)                               1,673,600    $   40,166,400

AUTOMOBILES--1.9%
    Ford Motor Company                                                   800,000    $   20,250,000
    DaimlerChrysler AG (b)                                               400,000        17,756,000
                                                                                    --------------
                                                                                        38,006,000
AEROSPACE & DEFENSE--3.1%
    Lockheed Martin Corporation                                        1,000,000    $   32,960,000
    The B.F. Goodrich Company                                            770,000        30,174,375
                                                                                    --------------
                                                                                        63,134,375
INSTRUMENTS--1.6%
    Rockwell International Corporation                                 1,067,300    $   32,285,825

MACHINERY & INDUSTRIAL PROCESSING--4.5%
    Cooper Industries, Inc.                                            1,698,400    $   59,868,600
    Eaton Corporation                                                    511,700        31,533,512
                                                                                    --------------
                                                                                        91,402,112


6  THE OAKMARK FUND

--------------------------------------------------------------------------------
THE OAKMARK FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
 ................................................................................

                                                                    Shares Held/
                                                                       Par Value      Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--1.8%
    Masco Corporation                                                  1,933,000    $   36,002,125

CHEMICALS--0.6%
    PolyOne Corporation                                                1,613,200    $   11,796,525

UTILITIES--2.1%
    TXU Corp.                                                          1,080,000    $   42,795,000

RECREATION & ENTERTAINMENT--1.6%
    Carnival Corporation                                               1,350,000    $   33,243,750

    TOTAL COMMON STOCKS (COST: $1,847,268,947)                                       1,878,632,435

SHORT TERM INVESTMENTS--6.5%

U.S. GOVERNMENT BILLS--1.2%
    United States Treasury Bills, 6.10% due 11/24/2000               $25,000,000    $   24,771,250
    TOTAL U.S. GOVERNMENT BILLS (COST: $24,771,250)                                     24,771,250

COMMERCIAL PAPER--3.4%
    American Express Credit Corporation, 6.55% due 10/4/2000         $10,000,000    $   10,000,000
    Ford Motor Credit Corp., 6.56% due 10/4/2000                      10,000,000        10,000,000
    General Electric Capital Corporation, 6.69% due 10/2/2000         50,000,000        50,000,000
                                                                                    --------------
    TOTAL COMMERCIAL PAPER (COST: $70,000,000)                                          70,000,000

REPURCHASE AGREEMENTS--1.9%
    State Street Repurchase Agreement, 6.42% due 10/2/2000           $37,913,000    $   37,913,000
    TOTAL REPURCHASE AGREEMENTS (COST: $37,913,000)                                     37,913,000

    TOTAL SHORT TERM INVESTMENTS (COST: $132,684,250)                                  132,684,250

    Total Investments (Cost $1,979,953,197)--98.7% (c)                              $2,011,316,685
    Other Assets In Excess Of Other Liabilities--1.3%                                   27,412,122

    TOTAL NET ASSETS--100%                                                          $2,038,728,807
                                                                                    ==============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.
(c) At September 30, 2000, net unrealized appreciation of $31,363,487, for federal income tax purposes, consisted of gross unrealized appreciation of $281,525,537 and gross unrealized depreciation of $250,162,050.


                                                             THE OAKMARK FUND  7

THE OAKMARK SELECT FUND
         REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS
         .......................................................................

[PHOTO]   [PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

[GRAPH]

            THE OAKMARK
            SELECT FUND    S&P 500
10/96        $10,000       $10,000
12/96        $11,420       $10,543
03/97        $12,140       $10,828
06/97        $14,180       $12,715
09/97        $16,340       $13,668
12/97        $17,704       $14,060
03/98        $20,078       $16,021
06/98        $20,462       $16,551
09/98        $16,936       $14,904
12/98        $20,575       $18,078
03/99        $22,766       $18,979
06/99        $24,482       $20,317
09/99        $22,028       $19,048
12/99        $23,557       $21,882
03/00        $25,667       $22,384
06/00        $24,324       $21,790
09/00        $27,432       $21,578

 9/30/00 NAV $21.45                                    AVERAGE ANNUAL TOTAL RETURN*
                                                             THROUGH 9/30/00
                                        TOTAL RETURN        FROM FUND INCEPTION
                                        LAST 3 MONTHS            11/1/96
-----------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                      12.8%                29.4%
Standard & Poor's 500 Stock
 Index w/inc**                               -1.0%                21.7%
Standard & Poor's MidCap 400
 Index w/inc**                               12.2%                24.2%
Value Line Composite Index**                  2.9%                 4.2%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

REVIEW OF 2000 PERFORMANCE
Fiscal 2000 was another good year for The Oakmark Select Fund. In the last quarter, the Fund increased in value by 12.8%, bringing the gain for the fiscal year to 24.5%. That gain again placed The Oakmark Select Fund in the top quartile of funds classified by Morningstar as Midcap Value Funds. Since inception of The Oakmark Select Fund, not quite four years ago, the Fund has increased in value by 174%, outperforming all of our benchmark indices (S&P 500, 116%; S&P 400 Midcap, 134%; Value Line Composite, 18%). Not many funds have accomplished that, especially funds that utilize an approach similar to ours, namely, value investing.

We want to thank the research department of Harris Associates for finding the stocks that have performed so well and, just as importantly, helping us avoid those that haven't performed well. Our investment process relies on extensive analysis of any company in which we consider investing. Just as in the TV ads for one of our competitors, our analysts aren't glued to their desks: they spend a great deal of time performing on-site visits, interviewing managements, and polling customers and competitors. We rely heavily on our analysts because we think they are the best in the business, and we could not have achieved these results without them.

Looking back over the past year, our Fund's largest holding, WASHINGTON MUTUAL, was a strong performer, gaining 40% as interest rates stabilized in the second half. Acquisitions also had a positive effect on our performance. Corporate buyers purchased STERLING COMMERCE and TIMES MIRROR at substantial premiums to their market prices. In addi-


8  THE OAKMARK SELECT FUND

 ................................................................................

tion, stocks of CHIRON, ENERGIZER and THERMO ELECTRON significantly added to our Fund's results. Those positive results were somewhat offset by declines in USG, US INDUSTRIES, and REYNOLDS & REYNOLDS. All three of these BUSINESSES, not just the stocks, performed below our expectations. Because of this, we have allowed their portfolio weightings to decrease, although we continue to believe each stock is undervalued.

---------------------------------------
              TOTAL RETURNS
            SEPTEMBER 30, 2000
---------------------------------------
3 Months                        12.8%
---------------------------------------
6 Months                         6.9%
---------------------------------------
1 Year                          24.5%
---------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
         SEPTEMBER 30, 2000
---------------------------------------
3 Year                          18.8%
---------------------------------------
5 Year                           N/A
---------------------------------------
Since inception                 29.4%
---------------------------------------

The end of this quarter marked an end and a new beginning for one of our investments, DUN & BRADSTREET. It was just over a year ago that Dun & Bradstreet reported poor operating results and we lost confidence in its top management. With the stock below $24 last August, we began a very public debate with Dun & Bradstreet about how to maximize its value. After their CEO resigned, we applauded the board's new plan to split the company in two, separating the high growth Moody's bond rating agency from the declining credit information business. That split-up went into effect October 2 this year. The old Dun & Bradstreet ended its corporate life with a stock price of $36, up 50% from last August.

We are now very pleased with the management and outlook for both Moody's and "new Dun & Bradstreet," and you can see that we added to our holdings in the new Dun & Bradstreet shares. Their database of corporate credit histories is unparalleled and new CEO Allan Loren plans to make that database more profitable. In addition to cutting expenses, revenue can grow as D&B moves from just selling data to selling decisions -- helping its customers decide whether or not their potential customers

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- FOR THE QUARTER ENDING 9/30 THE FUND WAS UP 12.8%, WITH A FISCAL YEAR GAIN OF 24.5%. THIS PLACED IT IN THE TOP QUARTILE OF ALL MID-CAP VALUE FUNDS, AS CLASSIFIED BY MORNINGSTAR.

- SINCE THE FUND'S INCEPTION ON 11/1/96 THROUGH 9/30, IT'S RANKED #1 OUT OF ALL MID-CAP VALUE FUNDS BY LIPPER, INC.

- OUR LARGEST HOLDING, WASHINGTON MUTUAL, GAINED 40% OVER THE PAST YEAR AS INTEREST RATES STABILIZED. ACQUISITIONS HAD A POSITIVE EFFECT AS CORPORATE BUYERS PURCHASED TWO HOLDINGS, STERLING COMMERCE AND TIMES MIRROR, AT SUBSTANTIAL PREMIUMS.
--------------------------------------------------------------------------------

are credit-worthy. The stock market is pricing D&B as if this turnaround will fail -- we think the market is wrong.

TRIVIA TIME
What company is the largest Internet retailer? That's about as easy as a $100 question on "Who Wants to be a Millionaire?" With estimated sales this year of nearly $3 billion, the distant leader in e-tailing is Amazon.com. The stock market has certainly rewarded Amazon for this leadership. The company currently loses lots of money, and even the bulls don't expect it to have a profitable quarter until late 2002. Yet, the market value of Amazon.com's stock is $13 billion, over 4 times this year's expected revenue!

Now, without phoning-a-friend, who is the second largest Internet retailer? The questions are getting tougher! The battle for second place is more competitive, but we believe the second largest Internet retailer, with sales reaching a run-rate by year-end of $1 billion, is OFFICE DEPOT. Surprised? So were we. But, as the largest office supply company, Office Depot has had a large catalog business for some time. The fulfillment infrastructure for an on-line business was basically in place before the terms B2B and B2C were invented. Transitioning the existing catalog and telephone orders to the Internet was a natural move, and


                                                      THE OAKMARK SELECT FUND 9

 ................................................................................

-------------------------------------------------------------------------
                         TOP FIVE INDUSTRIES
                      AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------------
INDUSTRIES                Retail                       16.7%
AND % OF                  Banks & Thrifts              14.9%
TOTAL NET                 Information Services         11.8%
ASSETS                    Other Consumer
                             Goods & Services           7.6%
                          Computer Services             7.6%
-------------------------------------------------------------------------

the reach of the Internet allowed for dramatic growth. Considering that Office Depot has "bricks and mortar" sales of nearly $11 billion, it's not so surprising that Internet sales are reaching $1 billion. And, unlike Amazon.com, Office Depot makes a profit on Internet sales!

-------------------------------------------------------------------------
                         TOP FIVE HOLDINGS
                      AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------------
COMPANY                   Washington Mutual, Inc.      14.9%
AND % OF                  Toys  `R ' Us, Inc.           8.3%
TOTAL NET                 The Reynolds &
ASSETS                       Reynolds Company,
                             Class A                    6.7%
                          Dun & Bradstreet
                             Corporation                6.1%
                          Ceridian Corporation          5.2%
-------------------------------------------------------------------------


Office Depot has an enterprise value (market capitalization plus debt) of less than $3 billion -- 3 times its Internet revenue, but only 25% of its total revenue. Earnings this year are expected to be around 80(cent) per share. Because earnings haven't grown for two years, Office Depot stock has fallen from $26 last year to just $6. So, for less than 10 times earnings and about book value, we have taken a position in a large and rapidly growing e-tailer. New CEO Bruce Nelson, who came to Office Depot with their Viking Office Products acquisition in 1998, has a great track record of making sure his company provides exceptional customer service, while keeping expenses tightly controlled. Bruce personally bought more Office Depot stock this summer, shortly before we did. We are confident he will measure his success the same way we will, by looking at the stock price.

Thank you for your support.

/s/ Bill Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com

/s/ Henry Berghoef

HENRY R. BERGHOEF, CFA

Portfolio Manager
berghoef@oakmark.com

October 5, 2000


10  THE OAKMARK SELECT FUND

------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------

                                                                 Shares Held  Market Value
------------------------------------------------------------------------------------------
COMMON STOCKS--92.4%
APPAREL--3.6%
    Liz Claiborne, Inc.                                           1,648,600   $ 63,471,100

RETAIL--16.7%
    Toys `R' Us, Inc. (a)                                         9,048,500   $147,038,125
    Tricon Global Restaurants, Inc. (a)                           2,615,400     80,096,625
    Office Depot, Inc. (a)                                        9,046,000     70,671,875
                                                                              ------------
                                                                               297,806,625

HOUSEHOLD PRODUCTS--4.2%
    Energizer Holdings, Inc. (a)                                  3,089,200   $ 75,685,400

OTHER CONSUMER GOODS & SERVICES--7.6%
    H&R Block, Inc.                                               1,956,000   $ 72,494,250
    Mattel, Inc.                                                  5,600,000     62,650,000
                                                                              ------------
                                                                               135,144,250

BANKS & THRIFTS--14.9%
    Washington Mutual, Inc.                                       6,679,800   $265,939,537

OTHER FINANCIAL--1.9%
    MBIA, Inc.                                                      465,800   $ 33,130,025

INFORMATION SERVICES--11.8%
    Dun & Bradstreet Corporation                                  3,143,600   $108,257,725
    Ceridian Corporation                                          3,284,500     92,171,281
    Dun & Bradstreet Corporation, When Issued (a)                   536,400      9,118,800
                                                                              ------------
                                                                               209,547,806

COMPUTER SERVICES--7.6%
    First Data Corporation                                        1,810,200   $ 70,710,938
    Electronic Data Systems Corporation                           1,545,000     64,117,500
                                                                              ------------
                                                                               134,828,438

COMPUTER SOFTWARE--6.7%
    The Reynolds and Reynolds Company, Class A (b)                5,979,700   $118,846,538

PHARMACEUTICALS--1.7%
    Chiron Corporation (a)                                          668,900   $ 30,100,500

AUTOMOTIVE--3.5%
    Visteon Corporation                                           4,128,900   $ 62,449,613


                                                  THE OAKMARK SELECT FUND    11

-----------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
-----------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-----------------------------------------------------------------------------------------------
                                                                   Shares Held/
                                                                    Par Value      Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--92.4% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--4.9%
    Thermo Electron Corporation (a)                                  3,369,000   $   87,594,000

BUILDING MATERIALS & CONSTRUCTION--4.9%
    USG Corporation (b)                                              3,474,900   $   87,089,681

DIVERSIFIED CONGLOMERATES--2.4%
    U.S. Industries, Inc. (b)                                        4,286,800   $   42,600,075

    TOTAL COMMON STOCKS (COST: $1,457,018,607)                                    1,644,233,588


SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 6.10% due 11/24/2000          $   20,000,000   $   19,817,000
    TOTAL U.S. GOVERNMENT BILLS (COST: $19,817,000)                                  19,817,000

COMMERCIAL PAPER--3.4%
    American Express Credit Corporation, 6.51% due 10/2/2000    $   20,000,000   $   20,000,000
    Ford Motor Credit Corp., 6.56% due 10/4/2000                    10,000,000       10,000,000
    General Electric Capital Corporation, 6.69% due 10/2/2000       30,000,000       30,000,000
                                                                                 --------------
    TOTAL COMMERCIAL PAPER (COST: $60,000,000)                                       60,000,000

REPURCHASE AGREEMENTS--2.9%
    State Street Repurchase Agreement, 6.42% due 10/2/2000      $   51,597,000   $   51,597,000
    TOTAL REPURCHASE AGREEMENTS (COST: $51,597,000)                                  51,597,000

    TOTAL SHORT TERM INVESTMENTS (COST: $131,414,000)                               131,414,000

    Total Investments (Cost $1,588,432,607)--99.8% (c)                           $1,775,647,588
    Other Assets In Excess Of Other Liabilities--0.2%                                 3,088,886

    TOTAL NET ASSETS--100%                                                       $1,778,736,474
                                                                                 ==============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At September 30, 2000, net unrealized appreciation of $187,214,980, for federal income tax purposes, consisted of gross unrealized appreciation of $302,941,071 and gross unrealized depreciation of $115,726,091.



12     THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND
REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/00) AS COMPARED TO THE RUSSELL 2000 INDEX

[GRAPH]

               THE OAKMARK
               SMALL CAP FUND   RUSSELL 2000
   10/31/1995           $10,000          $10,000
   12/31/1995           $10,330          $10,695
    3/31/1996           $11,460          $11,241
    6/30/1996           $12,470          $11,803
    9/30/1996           $13,250          $11,843
   12/31/1996           $14,440          $12,459
    3/31/1997           $15,220          $11,815
    6/30/1997           $17,660          $13,730
    9/30/1997           $20,340          $15,774
   12/31/1997           $20,290          $15,245
    3/31/1998           $21,732          $16,779
    6/30/1998           $20,467          $15,997
    9/30/1998           $14,976          $12,774
   12/31/1998           $17,620          $14,857
    3/31/1999           $16,069          $14,051
    6/30/1999           $18,205          $16,237
    9/30/1999           $16,558          $15,210
   12/31/1999           $16,224          $18,015
    3/31/2000           $15,974          $19,292
    6/30/2000           $15,926          $18,562
    9/30/2000           $18,014          $18,768

                                                       AVERAGE ANNUAL TOTAL RETURN*
 9/30/00 NAV $15.10                                       THROUGH 9/30/00
                                       TOTAL RETURN      FROM FUND INCEPTION
                                       LAST 3 MONTHS          11/1/95
--------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND                 13.1%                12.7%
Lipper Small Cap Fund Index**               3.4%                16.1%
Russell 2000 w/inc**                        1.1%                13.7%
S&P Small Cap 600 w/inc.**                  3.3%                14.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.


The third calendar quarter of 2000 was a period where the portfolio actions that we undertook in the first half of 2000 began to bear fruit. For the quarter, your Fund was up 13.1% versus the Russell 2000 Index which rose by 1.1%. On a calendar year-to-date basis, your Fund is up 11.0% compared to the Russell 2000's rise of 4.2%. While pleased with recent results, we believe we can continue to improve our performance based upon the values that we can currently find among small cap stocks. We will continue to work to position your Fund to improve returns and liquidity while doing all we rationally can to minimize the Fund's taxable gains.

BUILDING ON RECENT SUCCESS
In last quarter's letter, we indicated that we were trying to invest not just in good companies trading at low valuations, but in companies that had a higher probability of experiencing a positive catalyst. A positive catalyst can help expose the undervaluation of a particular stock to a wider group of investors which often results in these investors bidding up the stock's price. These fortuitous events can sometime compound upon themselves resulting in excellent investment returns. A good example of this phenomenon from your Fund's portfolio has been our recent experience with DURA PHARMACEUTICALS. While it is unusual to find a pharmaceutical stock trading at levels that are comfortable for value investors, we often investigate stocks in this industry in the hopes that we can find value. Our work was rewarded early this year as we came to know Dura and, after our analytical work convinced us that the company's value greatly exceeded its


                                                  THE OAKMARK SMALL CAP FUND 13

--------------------------------------------------------------------------------
stock price, we accumulated a position in the stock at just under $13 per share.

--------------------------------------------------------------------------------
                                 TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                        3 Months               13.1%
--------------------------------------------------------------------------------
                        6 Months               12.8%
--------------------------------------------------------------------------------
                        1 Year (a)              8.8%
--------------------------------------------------------------------------------

(a) During the year ended September 30, 2000, Initial Public Offerings ("IPOs") contributed 1.10% to the performance of Small Cap. As the IPO environment changes and the total assets of the Fund grows, the impact of IPOs on performance will diminish.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                        3 Year                 (4.0%)
--------------------------------------------------------------------------------
                        5 Year                   N/A
--------------------------------------------------------------------------------
                        Since inception        12.7%
--------------------------------------------------------------------------------

What attracted us to Dura was that its rapidly growing drug business was being overshadowed in their financial results by sizeable investments in research and development for a new drug delivery technology. We believed that the drug business was worth far more than $13 per share and that the new drug delivery technology was likely to be additive to Dura's long-term value as well. Within months following our purchase, Dura announced a downsizing of the drug delivery research and development budget to improve profits. Strong quarterly financial results showed good growth in revenues and profits from the core drug business and, in September, Dura announced that Elan Pharmaceuticals was buying the company. Over a five-month period, Dura's stock rose from $13 to $39 due mainly to the combination of low initial valuation followed by positive catalysts. While we do not expect this type of performance to be repeated often, we believe that if we continue to invest in stocks with characteristics similar to Dura's, the portfolio should experience success over time.

NEW INVESTMENTS
As we start the fourth calendar quarter of 2000, the Fund's portfolio has expanded to forty-six stocks, up from forty stocks at June 30, 2000. During the last quarter we added

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- The stock market has been a difficult place to make money this year, in part due to exaggerated moves in stock prices, with only moderate changes in business fundamentals.

- For the third quarter 2000, Small Cap was up 13.1% versus the Russell 2000, which rose by only 1.1%. Calendar year-to-date the Fund was up 11.03% compared to the Russell 2000's rise of 4.2%.

- At the beginning of the 4th quarter 2000, the Fund's portfolio has expanded to 46 stocks, up from 40 stocks on June 30.
--------------------------------------------------------------------------------

ten stocks to the portfolio while four stocks exited the Fund (one company was purchased for cash while the other three stocks were sold). The stocks that we bought were: AMERICAN GREETINGS CORP.(greeting cards), CIBER, INC.(computer services), CONMED CORP.(medical instruments), GARDNER DENVER, INC. (compressors and petroleum equipment), GEORGIA GULF CORP. (chemical manufacturer), IMATION CORP. (computer storage products and services), INTEGRATED ELECTRICAL SERVICES, INC. (electrical and communications contracting), NCO GROUP, INC.(accounts receivable collection services), SCOTT TECHNOLOGIES, INC. (self-contained breathing apparatus manufacturer) and SHOPKO STORES, INC. (general retailer). While we believe each of these stocks has a compelling investment case, we would like to highlight two issues that seem particularly interesting at current prices.

The two new stocks your Fund owns that we would like to discuss in detail are:
American Greetings and Conmed. Both of these companies appear close to a turning point and, despite the fact that we might be a quarter or two early, we are excited about the long-term prospects for these firms.

American Greetings is the number two greeting card company behind Hallmark and we believe the current uncertainty about the company's growth prospects has resulted in an undervalued security. A reduction in inventory at


14  THE OAKMARK SMALL CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
                            AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
INDUSTRIES                   Real Estate                    12.0%
AND % OF                     Banks & Thrifts                 8.6%
TOTAL NET                    Educational Services            8.2%
ASSETS                       Pharmaceuticals                 7.0%
                             Insurance                       6.5%
--------------------------------------------------------------------------------

American Greeting's retail customers has caused some near-term sluggishness in revenues, but this trend could be a longer-term positive as it should allow for more timely inventory being on the shelves at greeting card retailers. Additionally, the acquisition of Gibson Greetings has caused some unusual variations in American Greetings' financial results. However, we believe over time this acquisition will add to the firm's financial performance. Lastly, new accounting rules that have resulted in the shifting of some quarterly revenues and the losses associated with the building of the company's on-line offering have further confused investors. However, when we strip away all the aforementioned noise, we see a company that continues to build for the long-term and is trading at a low multiple of its cash flow.

-------------------------------------------------------
                     TOP FIVE HOLDINGS
                 AS OF SEPTEMBER 30, 2000
-------------------------------------------------------
COMPANY AND       ITT Educational
% OF TOTAL        Services, Inc.                  8.2%
NET ASSETS        Dura Pharmaceuticals,
                   Inc.                           7.0%
                  Catellus Development
                   Corporation                    6.3%
                  National Data
                   Corporation                    5.7%
                  The PMI Group, Inc.             5.2%
-------------------------------------------------------

Conmed is a medical instruments company that specializes in arthroscopy and powered surgical instruments. This company experienced an earnings shortfall in the second quarter and its stock was promptly cut in half. Cash flow, however, remains robust since Conmed has large quarterly charges for goodwill. These non-cash charges hurt reported earnings per share but they do not impact cash generation. Since the key item that we evaluate is a company's free cash flow generation, we became interested in Conmed.

OUTLOOK

The stock market has been a difficult place to make money this year in part due to exaggerated moves in stock prices based upon only a moderate change in business fundamentals. These excessive price fluctuations can provide opportunities for long-term investors to acquire the stocks of good businesses at attractive prices. We find it fascinating that many investors believe that building a business is a linear process. It is not; indeed, almost every business experiences ups and downs. Our goal remains the same: buy good businesses at attractive prices and over time this should accrue to the benefit of our shareholders despite short-term price fluctuations.

Once again we would like to thank you, our shareholders, for your support of The Oakmark Small Cap Fund.

/s/ James P. Benson, CFA

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com


/s/ Clyde S. McGregor, CFA

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

October 5, 2000


                                                  THE OAKMARK SMALL CAP FUND  15

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                         Shares Held       Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS-- 94.5%

FOOD & BEVERAGE--6.2%
   Ralcorp Holdings, Inc.                                         465,000   $  6,568,125
   Del Monte Foods Company (a)                                    850,000      5,259,375
   International Multifoods Corporation                           127,500      2,215,312
   M&F Worldwide Corp. (a)                                        225,000      1,307,813
                                                                            -------------
                                                                              15,350,625
APPAREL--1.0%
   R.G. Barry Corporation (a)(c)                                  855,000   $  2,565,000

RETAIL--6.2%
   Ugly Duckling Corporation (a)(c)                             1,750,000   $ 10,171,875
   ShopKo Stores, Inc. (a)                                        500,000      5,187,500
                                                                            -------------
                                                                              15,359,375

OTHER CONSUMER GOODS & SERVICES--3.7%
   Department 56, Inc. (a)                                        525,000   $  6,923,437
   American Greetings Corporation, Class A                        135,000      2,362,500
                                                                            -------------
                                                                               9,285,937

BANKS & THRIFTS--8.6%
   People's Bank of Bridgeport, Connecticut                       360,000   $  7,582,500
   Golden State Bancorp Inc. (a)                                  200,000      4,725,000
   BankAtlantic Bancorp, Inc., Class A                          1,020,000      4,271,250
   PennFed Financial Services, Inc.                               250,000      3,843,750
   Finger Lakes Financial Corp.                                   160,000      1,080,000
                                                                            -------------
                                                                              21,502,500

INSURANCE--6.5%
   The PMI Group, Inc.                                            190,000   $ 12,872,500
   The MONY Group Inc. (a)                                         80,000      3,190,000
                                                                            -------------
                                                                              16,062,500

OTHER FINANCIAL--0.5%
   NCO Group, Inc. (a)                                            100,000   $  1,187,500

EDUCATIONAL SERVICES--8.2%
   ITT Educational Services, Inc. (a)                             750,000   $ 20,343,750

INFORMATION SERVICES--5.7%
   National Data Corporation                                      435,000   $ 14,273,437

DATA STORAGE--0.9%
   Imation Corp. (a)                                              125,000   $  2,328,125

COMPUTER SERVICES--0.7%
   CIBER, Inc. (a)                                                200,000   $  1,650,000


16   THE OAKMARK SMALL CAP FUND

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                            Shares Held       Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

COMPUTER SOFTWARE--4.1%
   Mentor Graphics Corporation (a)                                280,000   $  6,597,500
   MSC.Software Corp. (a)                                         225,000      2,385,000
   Symantec Corporation (a)                                        30,000      1,320,000
                                                                            -------------
                                                                              10,302,500

COMPUTER SYSTEMS--3.0%
   Micron Electronics, Inc. (a)                                   825,000   $  7,425,000

SECURITY SYSTEMS--1.7%
   Checkpoint Systems, Inc. (a)                                   550,000   $  4,159,375

PHARMACEUTICALS--7.0%
   Dura Pharmaceuticals, Inc. (a)                                 490,000   $ 17,333,750

MEDICAL RESEARCH--0.7%
   Covance Inc. (a)                                               200,000   $  1,637,500

MEDICAL PRODUCTS--2.9%
   Hanger Orthopedic Group, Inc. (a)(c)                         1,150,000   $  4,312,500
   CONMED Corporation (a)                                         215,000      2,942,813
                                                                            -------------
                                                                               7,255,313

AUTOMOTIVE--1.4%
   Stoneridge, Inc. (a)                                           177,800   $  1,711,325
   Standard Motor Products, Inc.                                  210,000      1,680,000
                                                                            -------------
                                                                               3,391,325

AUTOMOBILE RENTALS--1.4%
   Dollar Thrifty Automotive Group, Inc. (a)                      175,000   $  3,456,250

TRANSPORTATION SERVICES--3.8%
   Teekay Shipping Corporation (b)                                200,000   $  9,387,500

MACHINERY & INDUSTRIAL PROCESSING--4.0%
   Columbus McKinnon Corporation                                  495,000   $  6,713,437
   Sames Corporation (a)(c)                                       235,000      3,201,875
                                                                            -------------
                                                                               9,915,312

CHEMICALS--2.4%
   Ferro Corporation                                              155,000   $  2,954,688
   H.B. Fuller Company                                             70,000      2,012,500
   Georgia Gulf Corporation                                       100,000      1,143,750
                                                                            -------------
                                                                               6,110,938


                                               THE OAKMARK SMALL CAP FUND    17

-------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                            Shares Held/
                                                              Par Value        Market Value
-----------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--0.8%
   Gardner Denver Inc. (a)                                         64,000   $  1,040,000
   Scott Technologies, Inc. (a)                                    45,000        797,344
   Intergrated Electrical Services, Inc. (a)                       37,500        257,812
                                                                            -------------
                                                                               2,095,156

REAL ESTATE--12.0%
   Catellus Development Corporation (a)                           900,000    $15,750,000
   Prime Hospitality Corp. (a)                                    800,000      8,100,000
   Trammell Crow Company (a)                                      400,000      6,000,000
                                                                            -------------
                                                                              29,850,000

DIVERSIFIED CONGLOMERATES--1.1%
   U.S. Industries, Inc.                                          275,000   $  2,732,813

   TOTAL COMMON STOCKS (COST: $231,477,177)                                  234,961,481

SHORT TERM INVESTMENTS--5.8%

COMMERCIAL PAPER--2.8%
   General Electric Capital Corporation, 6.69% due 10/2/2000  $ 7,000,000   $  7,000,000
   TOTAL COMMERCIAL PAPER (COST: $7,000,000)                                   7,000,000

REPURCHASE AGREEMENTS--3.0%
   State Street Repurchase Agreement, 6.42% due 10/2/2000     $ 7,598,000   $  7,598,000
   TOTAL REPURCHASE AGREEMENTS (COST: $7,598,000)                              7,598,000

   TOTAL SHORT TERM INVESTMENTS (COST: $14,598,000)                           14,598,000

   TOTAL INVESTMENTS (COST $246,075,178)--100.3% (D)                        $249,559,481

CALL OPTIONS WRITTEN--0.0%

EQUITY OPTIONS--0.0%

INSURANCE--0.0%

   The MONY Group Inc., November 40 Calls                         (21,000)  $    (42,000)
   TOTAL CALL OPTION WRITTEN (COST: $(64,578))                                   (42,000)

   Other Liabilities In Excess Of Other Assets--(0.3)%                          (813,869)


TOTAL NET ASSETS--100%                                                      $248,703,612
                                                                            =============

(a)  Non-income producing security.
(b)  Represents foreign domiciled corporation.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2000, net unrealized appreciation of $3,506,881, for federal income tax purposes, consisted of gross unrealized appreciation of $50,635,465 and gross unrealized depreciation of $47,128,584.


18    THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND
   REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/00) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

[GRAPH]

                    THE OAKMARK             LIPPER BALANCED
                EQUITY & INCOME FUND          FUND INDEX
10/31/1995            $10,000                  $10,000
12/31/1995            $10,240                  $10,473
 3/31/1996            $10,500                  $10,707
 6/30/1996            $11,040                  $10,925
 9/30/1996            $11,110                  $11,213
12/31/1996            $11,805                  $11,840
 3/31/1997            $12,153                  $11,895
 6/30/1997            $13,430                  $13,178
 9/30/1997            $14,810                  $14,024
12/31/1997            $14,941                  $14,243
 3/31/1998            $16,233                  $15,370
 6/30/1998            $16,320                  $15,599
 9/30/1998            $15,191                  $14,701
12/31/1998            $16,792                  $16,392
 3/31/1999            $16,792                  $16,655
 6/30/1999            $18,457                  $17,402
 9/30/1999            $17,518                  $16,682
12/31/1999            $18,119                  $17,863
 3/31/2000            $18,924                  $18,396
 6/30/2000            $18,886                  $18,174
 9/30/2000            $20,761                  $18,535

9/30/00 NAV $16.50                                  AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 9/30/00
                                  TOTAL RETURN         FROM FUND INCEPTION
                                   LAST 3 MOS.               11/1/95
-----------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME FUND    9.9%                   16.0%
Lipper Balanced Fund Index**        2.0%                   13.4%
Lehman Govt./Corp. Bond**           2.9%                    6.1%
S&P 500 w/inc.**                   -1.0%                   22.2%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

QUARTER AND ANNUAL REVIEW
After a slow start, fiscal 2000 proved quite rewarding for The Oakmark Equity and Income Fund. The return for the 12 months was 18.5%, 7.4% better than the return which the Lipper Balanced Fund Index, our primary standard of comparison, registered. The result for the quarter ended September 30 was 9.9%, a handsome absolute return in any three month period but, in this case, well in excess of relevant competitive indices. While returns to the Fund's stocks were generally strong in the quarter, it was the financial stocks that blossomed in the period, an apparent outcome of the end of the Federal Reserve's effort to increase short term interest rates.

As the Fund draws near to its five-year anniversary, it is satisfying to note that the annualized rate of return has been 16%. This means that $10,000 invested in the Fund at inception is now worth approximately $21,000 (ignoring taxes). And, this return has been achieved with less volatility than would be present in an all-stock portfolio.

MIGHTY OAKS AWARDS

In October, we hand out awards to members of our firm's research team for their important efforts in crafting the fiscal year's outcome. This task is particularly happy in a strong year like 2000. Successful ideas were plentiful, making the choice of award winners somewhat arbitrary. The final list is quite diverse. It includes "old economy" issues as well as new, the smallest market capitalization name in the portfolio as well as the largest, a company created by spin-off during the year, and a pure technology company. The list should also include CATELLUS DEVELOPMENT which Edward Studzinski follows. Ed, having put on the portfolio manager mantle during the year, is no longer


                                         THE OAKMARK EQUITY AND INCOME FUND  19

--------------------------------------------------------------------------------

eligible to receive the honor, but we thought it appropriate to point out the important role Catellus played in the Fund's fiscal 2000 success.

Kevin Grant, of our research department and a manager of The Oakmark Fund, wins an award for two ideas. STERLING COMMERCE proved to be the largest contributor to Fund returns in the fiscal year, though it left the portfolio six months ago by way of a takeover. At Harris Associates, we all often labor under the misguided notion that, as value managers, we do not consider technology companies for investment. Our routine response to this comment is that we will consider investing in any industry as long as we can do it on terms that are biased to favor our shareholders. Our "eclecticness" is limited only by the willingness of the market to mis-price securities.


--------------------------------------
           TOTAL RETURNS
     AS OF SEPTEMBER 30, 2000
--------------------------------------
3 Months                      9.9%
--------------------------------------
6 Months                      9.7%
--------------------------------------
1 Year (a)                   18.5%
--------------------------------------

(a) During the year ended September 30, 2000, Initial Public Offerings ("IPOs") contributed 2.08% to the performance of Equity and Income. As the IPO environment changes and the total assets of the Fund grows, the impact of IPOs on performance will diminish.

--------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
     AS OF SEPTEMBER 30, 2000
--------------------------------------
3 Year                       11.9%
--------------------------------------
5 Year                        N/A
--------------------------------------
Since inception              16.0%
--------------------------------------

Sterling is a prototypical example of what can become available to us in technology. After the company's earnings disappointed investors, we were able to acquire a position in the stock for a modest multiple of earnings. The fact that the company's balance sheet had cash equal to more than one-quarter of the share price gave us great comfort. Eventually, SBC Communications agreed with

--------------------------------------------------------------------------------
                               HIGHLIGHTS

-    THE FUND CELEBRATES ITS FIVE-YEAR ANNIVERSARY ON 11/1/00.

- FOR THE 12 MONTHS ENDED 9/30 THE FUND WAS UP 18.5%, OUTPACING THE LIPPER BALANCED FUND INDEX BY MORE THAN 7%.

- FINANCIAL STOCKS BLOSSOMED IN THE PAST QUARTER, AN APPARENT OUTCOME OF THE END OF THE FEDERAL RESERVE'S EFFORT TO INCREASE SHORT-TERM INTEREST RATES.

- STERLING COMMERCE (BOUGHT OUT SIX MONTHS AGO) PROVED TO BE THE LARGEST CONTRIBUTOR TO THE FUND'S RETURN, AND IS A PROTOTYPICAL EXAMPLE OF AN ATTRACTIVELY PRICED STOCK IN THE TECHNOLOGY INDUSTRY.
--------------------------------------------------------------------------------

our assessment and purchased Sterling at a substantial premium to our acquisition price.

Kevin's second highly successful idea for the Fund was ENERGIZER, the battery company, which Ralston Purina spun off to its shareholders in April. Always a reticent company, Ralston spun off Energizer without spoon-feeding earnings guidance to Wall Street analysts. Soon thereafter Energizer surprised investors with its first report, and the stock swooned. We took advantage of this opportunity to initiate a position and were pleased to find out later that company insiders had aggressively increased their holdings at the same time. We do not expect that the recent rebound in the stock presages a similar rosy future for the company; the consumer spending environment is simply too chancy at present. We do believe, however, that the stock price had declined to a level that was significantly below absolute value and offered opportunity absent an economic depression.

Greg Jackson, of our research department and a manager of The Global Fund, wins an award for his recommendation of CERIDIAN. Ceridian is in three businesses, the smaller two of which have been doing well but the largest, payroll processing, has suffered through a difficult period.


20  THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------

------------------------------------------------------
              TOP FIVE INDUSTRIES
           AS OF SEPTEMBER 30, 2000
------------------------------------------------------
INDUSTRIES        U.S. Government
AND % OF           Notes                        24.9%
TOTAL NET         Information Services           8.0%
ASSETS            Real Estate                    6.4%
                  Medical Products               5.4%
                  Banks & Thrifts                5.4%

We expect the company to restructure while the payroll division fixes its problems. Apparently the stock market agrees with our assessment as the strong return to the stock gives evidence.

Last, but not least, is Jim Benson, an analyst and manager of The Small Cap Fund. Jim scored with a very small manufacturer, ALAMO GROUP, and a very large financial company, WASHINGTON MUTUAL. At this time last year, Alamo was a classic smaller value situation as the stock sold for less than book value and carried a low P/E ratio on depressed earnings. As well, an energetic new CEO came on board in mid-1999. All that happened over the last 12 months is a gradual return to historic trends in earnings, but the rebound in the stock has been substantial. Washington Mutual (WM) is the nation's largest savings and


------------------------------------------------------
               TOP FIVE HOLDINGS
             AS OF SEPTEMBER 30, 2000
------------------------------------------------------
COMPANY       The Reynolds &
AND % OF       Reynolds Company,
TOTAL NET      Class A                        4.3%
ASSETS        Ceridian Corporation            4.1%
              NOVA Corporation                3.9%
              Catellus Development
               Corporation                    3.7%
              Alamo Group Inc.                3.7%

loan with operations extending from Florida to Washington state. During the first part of the Fund's fiscal 2000, WM experienced a substantial decline in stock price. The rationale appeared to be that investors forecasted a limitless series of Federal Reserve moves to hike interest rates with the outcome that thrift institutions would see diminishing profit margins. Six months ago, the market began to sense the end of the series of interest rate hikes with the effect that WM has nearly doubled from its low.

In closing, we would like to take this opportunity to thank our shareholders for their interest and support. In particular, we would like to thank our investors who have been with us from inception. While we are pleased with the cumulative outcome of the last five years, our effort is to ensure that the best is yet to come. As always, we welcome your e-mailed questions or comments.


/s/Clyde S. Mcgregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com


/s/Edward A. Studzinski

EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

October 6, 2000


                                       THE OAKMARK EQUITY AND INCOME FUND    21

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                                                          Shares Held        Market Value
------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.2%

FOOD & BEVERAGE--2.9%
    UST Inc.                                                   68,900     $      1,576,088

RETAIL--4.3%
    Office Depot, Inc. (a)                                    200,000     $      1,562,500
    J.C. Penney Company, Inc.                                  67,500              797,344
                                                                          ----------------
                                                                                 2,359,844
HOUSEHOLD PRODUCTS--3.6%
    Energizer Holdings, Inc. (a)                               80,000     $      1,960,000

OTHER CONSUMER GOODS & SERVICES--2.3%
    H&R Block, Inc.                                            34,500     $      1,278,656

BANKS & THRIFTS--3.4%
    Washington Mutual, Inc.                                    47,000     $      1,871,187

OTHER FINANCIAL--2.6%
    Heller Financial, Inc.                                     50,000     $      1,428,125

EDUCATIONAL SERVICES--1.2%
    ITT Educational Services, Inc. (a)                         25,000     $        678,125

INFORMATION SERVICES--8.0%
    Ceridian Corporation (a)                                   80,000     $      2,245,000
    NOVA Corporation (a)                                      125,000            2,140,625
                                                                          ----------------
                                                                                 4,385,625
COMPUTER SERVICES--3.4%
    Electronic Data Systems Corporation                        30,000     $      1,245,000
    SunGard Data Systems Inc. (a)                              15,000              642,187
                                                                          ----------------
                                                                                 1,887,187
COMPUTER SOFTWARE--4.2%
    The Reynolds and Reynolds Company, Class A                117,500     $      2,335,312

TELECOMMUNICATIONS--2.6%
    Citizens Communications Company (a)                       105,000     $      1,410,938

MEDICAL PRODUCTS--5.4%
    Sybron International Corporation (a)                       70,000     $      1,680,000
    Edwards Lifesciences Corporation (a)                       60,000            1,308,750
                                                                          ----------------
                                                                                 2,988,750


22  THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                          Shares Held         Market Value
------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.2% (CONT.)
AUTOMOTIVE--1.7%
    Borg-Warner, Inc.                                          27,900     $        924,188
TRANSPORTATION SERVICES--3.9%
    GATX Corporation                                           38,000     $      1,591,250
    Nordic American Tanker Shipping Limited                    25,000              540,625
                                                                          ----------------
                                                                                 2,131,875
AGRICULTURAL EQUIPMENT--3.7%
    Alamo Group Inc.                                          159,150     $      2,019,216

INSTRUMENTS--1.1%
    Rockwell International Corporation                         20,000     $        605,000

MACHINERY & INDUSTRIAL PROCESSING--0.5%
    Gardner Denver Inc. (a)                                    16,000     $        260,000

REAL ESTATE--6.2%
    Catellus Development Corporation (a)                      116,728     $      2,042,740
    The St. Joe Company                                        50,000            1,387,500
                                                                          ----------------
                                                                                 3,430,240

    TOTAL EQUITY (COST: $26,552,422)                                            33,530,356


CONVERTIBLE PREFERRED STOCK--1.2%

TELECOMMUNICATIONS--1.2%
    Metromedia International Group, Inc.,
      Convertible Preferred, 7.25%                             28,600     $        650,650

    TOTAL CONVERTIBLE PREFERRED STOCK (COST: $808,041)                             650,650

    TOTAL EQUITY AND EQUIVALENTS (COST: $27,360,463)                            34,181,006

FIXED INCOME--35.2%

PREFERRED STOCK--3.1%

BANKS & THRIFTS--2.0%
    Pennfed Capital Trust, Preferred, 8.90%                    27,500     $        598,125
    Fidelity Capital Trust I, Preferred, 8.375%                43,500              372,469
    BBC Capital Trust I, Preferred, 9.50%                       6,000              114,000
                                                                          ----------------
                                                                                 1,084,594
TELECOMMUNICATIONS--0.9%
    MediaOne Finance Trust III, Preferred, 9.04%               20,000     $        503,750


                                         THE OAKMARK EQUITY AND INCOME FUND  23

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                               Shares Held/
                                                                Par Value     Market Value
------------------------------------------------------------------------------------------
FIXED INCOME--35.2% (CONT.)
REAL ESTATE--0.2%
    Host Marriott Corporation, Preferred Class B, 10.00%        6,000     $        141,750

    TOTAL PREFERRED STOCK (COST: $1,847,110)                                     1,730,094


CORPORATE BONDS--3.5%

RETAIL--1.1%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                              $   650,000     $        585,000


BUILDING MATERIALS & CONSTRUCTION--1.4%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                   $   750,000     $        630,000
    USG Corporation, 9.25% due 9/15/2001,
      Senior Notes Series B                                   150,000              152,062
                                                                          ----------------
                                                                                   782,062
UTILITIES--1.0%
    Midland Funding Corporation, 11.75% due 7/23/2005     $   500,000     $        556,875

    TOTAL CORPORATE BONDS (COST: $1,931,691)                                     1,923,937


GOVERNMENT AND AGENCY SECURITIES--28.6%

U.S. GOVERNMENT NOTES--24.9%
    United States Treasury Notes, 6.50% due 10/15/2006    $ 3,000,000     $      3,082,500
    United States Treasury Notes, 5.25% due 8/15/2003       2,500,000            2,453,125
    United States Treasury Notes, 6.50% due 2/15/2010       2,000,000            2,082,500
    United States Treasury Notes, 6.50% due 2/28/2002       2,000,000            2,009,376
    United States Treasury Notes, 5.25% due 5/15/2004       2,000,000            1,956,876
    United States Treasury Notes, 9.125% due 5/15/2009      1,000,000            1,095,625
    United States Treasury Notes, 7.875% due 8/15/2001      1,000,000            1,013,438
                                                                          ----------------
                                                                                13,693,440

U.S. GOVERNMENT AGENCIES--3.7%
    Federal Home Loan Bank, 6.75% due 5/1/2002            $ 2,000,000     $      2,007,832

    TOTAL GOVERNMENT AND AGENCY SECURITIES
      (COST: $15,489,609)                                                       15,701,272

    TOTAL FIXED INCOME (COST: $19,268,410)                                      19,355,303


24  THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                                Par Value        Market Value
-----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.8%
COMMERCIAL PAPER--1.8%
    General Electric Capital Corporation, 6.69% due 10/2/2000     $1,000,000     $    1,000,000

    TOTAL COMMERCIAL PAPER (COST: $1,000,000)                                         1,000,000


REPURCHASE AGREEMENTS--2.0%
    State Street Repurchase Agreement, 6.42% due 10/2/2000        $1,058,000     $    1,058,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,058,000)                                    1,058,000

    TOTAL SHORT TERM INVESTMENTS (COST: $2,058,000)                                   2,058,000
    Total Investments (Cost $48,686,873)--101.2% (b)                                 55,594,309
    Other Liabilities In Excess Of Other Assets--(1.2)%                                (658,472)
                                                                                 --------------


    TOTAL NET ASSETS--100%                                                       $   54,935,837
                                                                                 ==============

(a) Non-income producing security.
(b) At September 30, 2000, net unrealized appreciation of $6,907,435, for federal income tax purposes, consisted of gross unrealized appreciation of $7,676,838 and gross unrealized depreciation of $769,403.


                                         THE OAKMARK EQUITY AND INCOME FUND  25

THE OAKMARK GLOBAL FUND
    REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/00) AS COMPARED TO THE MSCI WORLD INDEX

[GRAPH]

              THE OAKMARK GLOBAL FUND      MSCI WORLD INDEX
 8/99                         $10,000               $10,000
 9/99                          $9,180                $9,883
12/99                          $9,981               $11,550
 3/00                         $10,061               $11,668
 6/00                         $10,381               $11,255
 9/00                         $10,922               $10,689

9/30/00 NAV $10.91                                  AVERAGE ANNUAL TOTAL RETURN*
                                                           THROUGH 9/30/00
                                TOTAL RETURN             FROM FUND INCEPTION
                                LAST 3 MONTHS                   8/4/99
--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND             5.2%                          7.8%
MSCI World Index w/inc.**          -5.0%                          5.9%
Lipper Global Fund Index**         -3.5%                         15.2%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The MSCI World Index includes 22 country sub-indexes. The Lipper Global Fund Index includes 30 mutual funds that invest in securities throughout the world. Past performance is no guarantee of future results.


FELLOW SHAREHOLDERS,
For the three-month period ending September 30, 2000, The Oakmark Global Fund achieved a return of 5.2%. This compares favorably to the -5.0% decline in the MSCI World Index and the -3.5% decline in the Lipper Global Fund Index. For the past twelve months, the Fund returned 19.0% compared with the 8.2% and the 19.2% returned by the MSCI World Index and the Lipper Global Fund Index, respectively. We are happy with the solid performance of the Fund during this time of exceptional market turbulence, both here and abroad.

During the past quarter, the Fund completed its first full year in operation. We wish to thank all of you for the trust you have placed in us, and every one at Harris Associates, for their dedication to and enthusiasm for The Oakmark Global Fund. We look forward to searching the world for the most attractive value opportunities for many years.

GROWTH AND VALUE
Over the past few quarters (and continuing into the current quarter in which we are writing this letter) the tech-heavy NASDAQ has seen substantial drops in many of its most turbo-charged constituents. We must admit that, like other value investors, we take a good bit of pleasure in seeing the share prices of many momentum market darlings crash and burn. But our pleasure is more than mere schadenfreude (the German term that refers to a feeling of happiness at another's misfortune). We are actually hoping to be able to pick through some of the wreckage and pick up some excellent businesses at reasonable prices.


26  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------

We believe several of our current holdings have the growth prospects and sizzle of NASDAQ stocks but trade in the market at value prices. Companies in your portfolio like NOVA CORP, REYNOLDS & REYNOLDS, FIRST DATA in the United States, and TELEMIG in Brazil have prospects for profit growth which far outstrip that of the NASDAQ composite, yet they trade at fractions of the index's current, albeit lowered, valuation. It is the best possible scenario for us to be able to buy quality companies growing faster than the market at prices below market averages.

----------------------------------------------
                 TOTAL RETURNS
           AS OF SEPTEMBER 30, 2000
----------------------------------------------
3 Months                         5.2%
----------------------------------------------
6 Months                         8.6%
----------------------------------------------
1 Year (a)                      19.0%
----------------------------------------------
(a) During the year ended September 30, 2000,
    Initial Public Offerings ("IPOs")
    contributed 11.86% to the performance of
    Global. As the IPO environment changes and
    the total assets of the Fund grows, the
    impact of IPOs on performance will
    diminish.
----------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS
           AS OF SEPTEMBER 30, 2000
----------------------------------------------
3 Year                           N/A
----------------------------------------------
5 Year                           N/A
----------------------------------------------
Since inception                  7.8%
----------------------------------------------

In fact, dogmatic cleaving of the market into two camps, "value" and "growth," has always made us somewhat uncomfortable. Our philosophy of value investing is about finding companies trading at significant discounts to underlying business value. Our estimate of the growth rate is a critical component to determining underlying business value. We have nothing against growth - far from it. The difficulty in is developing a reasonable level of confidence in the sustainability of a fast growth rate for many "growth" companies. To us, where some growth investors

----------------------------------------------
                   HIGHLIGHTS

- DURING THE PAST QUARTER THE FUND COMPLETED
  ITS FIRST FULL YEAR IN OPERATION. GLOBAL
  EQUITY MARKETS CONTINUE TO PROVIDE
  EXCEPTIONAL VALUE OPPORTUNITIES, EVEN MORE
  SO THAT WHEN WE STARTED IT IN AUGUST 1999.

- FOR THE PAST TWELVE MONTHS, THE FUND
  RETURNED 19.0%, COMPARED WITH MSCI WORLD
  INDEX RETURN OF 8.2% AND LIPPER GLOBAL FUND
  INDEX OF 19.2%.

- WE BELIEVE SEVERAL OF OUR CURRENT HOLDINGS
  HAVE THE GROWTH PROSPECTS AND SIZZLE OF
  NASAQ STOCKS, BUT TRADE IN THE MARKET AT
  VALUE PRICES.
----------------------------------------------

fail is by mindlessly projecting growth rates for businesses that may not have defendable franchises, or by ignoring the inevitable competition that is attracted to high economic returns, or even by ignoring simple truths like the law of large numbers and reversion to the mean.

The focus on price is what sets value investors apart. For us, such measures as book value or current earnings may or may not be relevant to determining business value. A long-term disciplined value investing process is much more than robotically buying companies that are cheap on stated earnings.

FIRST DATA ("FDC") is an example of a perfect combination of a quality, high-return business with a faster-than-average growth rate trading at a value price. Currently FDC trades around 8.5 times 2001 operating profit, and we have a high level of confidence that their annual growth rate over the next three years will be in the mid-teens percent. What gives us the confidence in the rapid growth rate? The defensibility of their position in payment processing and the inexorable expansion of electronic payments for

                                                     THE OAKMARK GLOBAL FUND  27

--------------------------------------------------------------------------------

----------------------------------------------

              TOP FIVE INDUSTRIES
           AS OF SEPTEMBER 30, 2000

----------------------------------------------
INDUSTRIES   Information Services     15.8%
AND % OF     Retail                   15.1%
TOTAL NET    Other Consumer
ASSETS        Goods & Services         8.4%
             Food & Beverage           8.2%
             Educational Services      6.0%
----------------------------------------------

transactions (fueled further by the Internet). FDC has an unassailable low-cost position in high-volume transaction processing. Their economies of scale are difficult to replicate making it nearly impossible for a competitor to economically take business away from them.

----------------------------------------------

               TOP FIVE HOLDINGS
           AS OF SEPTEMBER 30, 2000

----------------------------------------------
COMPANY      NOVA Corporation         6.9%
AND % OF     ITT Educational
TOTAL NET     Services, Inc.          6.0%
ASSETS       The Reynolds &
              Reynolds Company,
              Class A                 5.5%
             Somerfield plc           5.2%
             Ceridian Corporation     5.2%
----------------------------------------------

LOOKING FORWARD
Global equity markets are currently providing exceptional value opportunities, even more so than when we started the Fund last August. We believe the current portfolio represents excellent long-term appreciation potential.


Thank you for your continued confidence and support.


/s/Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com


/s/Gregory L. Jackson

GREGORY L. JACKSON

Portfolio Manager
gjackson@oakmark.com


October 10, 2000


28  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

[PIE CHART]

UNITED STATES               50.3%
EUROPE                      32.1%
PACIFIC RIM                  9.9%
LATIN AMERICA                3.8%


                           % OF FUND
                           NET ASSETS
-------------------------------------
UNITED STATES                50.3%
EUROPE                       32.1%
  Great Britain              18.9%
 *France                      4.3%
 *Germany                     3.4%
 *Italy                       2.9%
 *Finland                     2.6%

                           % OF FUND
                           NET ASSETS
-------------------------------------
PACIFIC RIM                   9.9%
 New Zealand                  4.1%
 Korea                        4.0%
 Hong Kong                    1.7%
 Singapore                    0.1%


LATIN AMERICA                 3.8%
 Panama                       2.7%
 Brazil                       1.1%


* Euro currency countries comprise 13.2% of the Fund.


                                                     THE OAKMARK GLOBAL FUND  29

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5%

FOOD & BEVERAGE--8.2%
  Diageo plc                   Beverages, Wines, & Spirits
    (Great Britain)              Manufacturer                        130,000           $  1,161,233
  Hite Brewery Co., Ltd.       Brewer
    (Korea)                                                           27,000              1,088,329
                                                                                        -----------
                                                                                          2,249,562

APPAREL--2.9%
  Fila Holding S.p.A.          Athletic Footwear & Apparel
    (Italy), (a)(b)                                                   87,900           $    802,087

RETAIL--13.5%
  Somerfield plc               Food Retailer
    (Great Britain)                                                1,198,000           $  1,408,520
  House of Fraser Plc          Department Store
    (Great Britain)                                                1,601,000              1,166,102
  Toys `R' Us, Inc.            Toy Retailer
    (United States), (a)                                              50,000                812,500
  Ugly Duckling                Automobile Retailer & Financier
    Corporation
    (United States), (a)                                              50,000                290,625
                                                                                        -----------
                                                                                          3,677,747

OTHER CONSUMER GOODS & SERVICES--8.4%
  Royal Doulton plc            Tableware & Giftware
    (Great Britain), (a)                                             700,000           $    843,713
  Department 56, Inc.          Collectibles & Giftware Products
    (United States), (a)                                              60,000                791,250
  H&R Block, Inc.              Financial Services Provider
    (United States)                                                   18,000                667,125
                                                                                        -----------
                                                                                          2,302,088

BANKS & THRIFTS--4.1%
  Banco Latinoamericano        Latin American Trade Bank
    de Exportaciones, S.A.,
    Class E (Panama), (b)                                             26,300           $    729,825
  Washington Mutual, Inc.      Thrift
    (United States)                                                   10,000                398,125
                                                                                        -----------
                                                                                          1,127,950

HOTELS & MOTELS--0.1%
  Mandarin Oriental            Hotel Management
  International Limited
  (Singapore)                                                         30,000           $     19,500

HUMAN RESOURCES--1.3%
  Spherion Corporation         Workforce Management Services
    (United States), (a)                                              30,000           $    358,125


30  THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

EDUCATIONAL SERVICES--6.0%
  ITT Educational Services,    Postsecondary Degree Programs
    Inc.
    (United States), (a)                                              60,000           $  1,627,500

INFORMATION SERVICES--15.8%
  NOVA Corporation             Transaction Processing Services
    (United States), (a)                                             110,000           $  1,883,750
  Ceridian Corporation         Data Management Services
    (United States), (a)                                              50,000              1,403,125
  Equifax Inc.                 Consumer Credit Information
    (United States)                                                   37,000                996,687
  Dun & Bradstreet             Decision Support Services
    Corporation,
    When Issued
    (United States), (a)                                               1,500                 25,500
                                                                                        -----------
                                                                                          4,309,062

COMPUTER SERVICES--3.9%
  First Data Corporation       Electronic Commerce Services
    (United States)                                                   27,000           $  1,054,687

COMPUTER SOFTWARE--5.5%
  The Reynolds and             Information Management Systems
    Reynolds Company,
    Class A (United States)                                           75,000           $  1,490,625

PRINTING--4.1%
  Valassis Communications,     Product Promotions Printer
    Inc. (United States), (a)                                         50,000           $  1,112,500

TELECOMMUNICATIONS--1.1%
  Telemig Celular              Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                                111,345,000           $    290,597

MEDICAL PRODUCTS--1.4%
  Hanger Orthopedic Group,     Orthotics & Prosthetics
    Inc. (United States), (a)    Manufacturer                        100,000           $    375,000

MACHINERY & METAL PROCESSING--2.6%
  Metso Oyj (Finland)          Paper & Pulp Machinery                 69,500           $    706,337

MINING & BUILDING MATERIALS--4.1%
  Fletcher Challenge           Building Materials Manufacturer
    Building (New Zealand)                                         1,107,186           $  1,110,307

                                                    THE OAKMARK GLOBAL FUND 31

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                               Description                        Shares Held/
                                                                   Par Value          Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--4.8%
  Chargeurs SA (France)        Wool, Textile Production & Trading      9,900           $    599,315
  GFI Industries SA (France)   Industrial Fastener Manufacturer       26,600                564,656
  Tomkins plc (Great Britain)  Diversified Engineering                57,432                140,569
                                                                                        -----------
                                                                                          1,304,540

PRODUCTION EQUIPMENT--3.4%
  Krones AG (Germany)          Production Machinery Manufacturer      33,400            $   929,793

DIVERSIFIED CONGLOMERATES--3.3%
  First Pacific Company        Diversified Operations
    Limited (Hong Kong)                                            1,540,000            $   459,245
  Enodis plc (Great Britain)   Food Processing Equipment             150,000                431,469
                                                                                        -----------
                                                                                            890,714

  TOTAL COMMON STOCKS (COST: $23,392,410)                                                25,738,721

FIXED INCOME--1.6%

RETAIL--1.6%
  Ugly Duckling Corporation,
  Subordinated Debenture, 11.00% due 4/15/2007                    $  605,000            $   423,500

  TOTAL FIXED INCOME (COST: $436,404)                                                       423,500

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.8%
  General Electric Capital Corporation, 6.69% due 10/2/2000       $  500,000            $   500,000

  TOTAL COMMERCIAL PAPER (COST: $500,000)                                                   500,000

REPURCHASE AGREEMENTS--1.8%
  State Street Repurchase Agreement, 6.42% due 10/2/2000          $  473,000            $   473,000

  TOTAL REPURCHASE AGREEMENTS (COST: $473,000)                                              473,000

  TOTAL SHORT TERM INVESTMENTS (COST: $973,000)                                             973,000

  Total Investments (Cost $24,801,814)--99.7% (c)                                       $27,135,222
  Foreign Currencies (Proceeds $28)--0.0%                                                        28
  Other Assets In Excess Of Other Liabilities--0.3% (d)                                      91,989

  TOTAL NET ASSETS--100%                                                                $27,227,239
                                                                                        ===========


(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At September 30, 2000, net unrealized appreciation of $2,333,407, for federal income tax purposes, consisted of gross unrealized appreciation of $3,679,374 and gross unrealized depreciation of $1,345,967.
(d) Includes portfolio and transaction hedges.

32  THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND
  REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/00) COMPARED TO THE MSCI WORLD EX U.S. INDEX

                  THE OAKMARK          MSCI WORLD EX
               INTERNATIONAL FUND       U.S. INDEX
  9/30/1992         $10,000              $10,000
 12/31/1992         $10,043               $9,628
  3/31/1993         $11,890              $10,766
  6/30/1993         $12,300              $11,834
  9/30/1993         $13,387              $12,562
 12/31/1993         $15,424              $12,729
  3/31/1994         $15,257              $13,133
  6/30/1994         $14,350              $13,748
  9/30/1994         $15,278              $13,830
 12/31/1994         $14,026              $13,664
  3/31/1995         $13,563              $13,924
  6/30/1995         $14,749              $14,060
  9/30/1995         $15,507              $14,631
 12/31/1995         $15,193              $15,222
  3/31/1996         $17,021              $15,681
  6/30/1996         $18,383              $15,937
  9/30/1996         $18,347              $15,950
 12/31/1996         $19,450              $16,268
  3/31/1997         $20,963              $16,016
  6/30/1997         $22,700              $18,094
  9/30/1997         $23,283              $18,027
 12/31/1997         $20,097              $16,637
  3/31/1998         $22,994              $19,083
  6/30/1998         $20,253              $19,233
  9/30/1998         $16,322              $16,404
 12/31/1998         $18,688              $19,759
  3/31/1999         $21,258              $20,070
  6/30/1999         $25,728              $20,650
  9/30/1999         $23,896              $21,535
 12/31/1999         $26,065              $25,277
  3/31/2000         $26,012              $25,416
  6/30/2000         $27,856              $24,530
  9/30/2000         $27,306              $22,663

                                                                      AVERAGE ANNUAL TOTAL RETURN*
9/30/00 NAV $15.40                                                         THROUGH 9/30/00
                                           TOTAL RETURN                 FROM FUND INCEPTION
                                           LAST 3 MONTHS                      9/30/92
------------------------------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND               -2.0%                            13.4%
MSCI World ex U.S. Index w/inc.**            -7.6%                            10.8%
MSCI EAFE Index w/inc.**                     -8.1%                            10.5%
Lipper International Fund Index**            -7.3%                            12.4%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The MSCI EAFE Index refers to Europe, Asia and the Far East and includes 20 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

For the fiscal year 2000, The Oakmark International Fund produced a return of 14.3%. This compares very favorably to the MSCI EAFE Index, which was up 3.2%. Although the Fund was down 2.0% for the fourth quarter of the fiscal year, this compares favorably to the return of the MSCI EAFE Index that was -8.1% for the same quarter.

Most importantly, since Oakmark International's inception eight years ago, it has averaged a 13.4% annual return. This exceeds the MSCI EAFE Index return of 10.5% and the Lipper International Fund Index return of 12.4%. Though we are pleased with these returns, there is room for improvement. Given the state of the portfolio today and boundless opportunities, we hope to build upon the return in the years to follow.


WINNERS OF THE 4TH QUARTER
Our top performer of the quarter was one of last year's worst performers, SOMERFIELD PLC. Somerfield is a UK based grocery store, which we know very well. Though the company has made some mistakes in the past, we are quite certain that the market has greatly overreacted in terms of the Somerfield share price. The share price does not reflect the company's business strengths and does not factor in the impact of a new, very experienced and competent management.
Again, we believe patience is a virtue in the investment business and are pleased that our patience has generally benefited our shareholders (CORDIANT, CHARGEURS, TELMEX, ETC). Another 4th quarter winner, South Korean building materials company KUMKANG, was up almost 15% in the


                                               THE OAKMARK INTERNATIONAL FUND 33

--------------------------------------------------------------------------------

last quarter. This was achieved in an extremely weak equity environment in South Korea.

              -------------------------------------------------
                                  TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
              -------------------------------------------------
                 3 Months                             (2.0%)
              -------------------------------------------------
                 6 Months                              5.0%
              -------------------------------------------------
                 1 Year                               14.3%
              -------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
              -------------------------------------------------
                 3 Year                                5.5%
              -------------------------------------------------
                 5 Year                               12.0%
              -------------------------------------------------
                 Since inception                      13.4%
              -------------------------------------------------

AND SOME LOSERS

ENODIS PLC, a British-based maker of food preparation equipment, was hit as a few areas of their business showed some weakness. However, we are quite confident that, on whole, the business is extremely strong. It is a global leader in its industry and will benefit from growth in the restaurant business as well as its wide product line which provides marketing and distribution synergies. TOMKINS PLC, an engineering group which itself is being re-engineered, also disappointed us over the last three months although it has posted only good news. This one is a real puzzler: it has sold its lower profit businesses, managed its cyclical yet profitable businesses well, has bought back over 10% of its company, has lots of cash on its balance sheet, has grown its dividend 15% a year for the last 15 years and trades at 6 times earnings with a 11% YIELD! Although a downturn in the growth of the US economy would not be good for Tomkins, we believe the current price seems irrational.


WITHER THE EURO???

The Euro, the new European currency unit, has been extremely weak versus the dollar, thus negatively impacting return of international equity funds like ours. As a refresher, the Euro was introduced with great fanfare 21 months ago at a price of E1.15. At this writing, it sits at E .87, a decline of around 25%. It's ironic that when it was introduced and rising, the pundits, as one would expect, were all over it claiming that E1.25 was a reasonable level.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- THE FUND RETURNED 14.3% FOR THE FISCAL YEAR ENDED 9/30, VERSUS THE MSCI EAFE INDEX RETURN OF 3.2% AND THE LIPPER INTERNATIONAL FUND INDEX RETURN OF 10.8%.

- THIRD QUARTER TOP PERFORMER WAS ONE OF LAST YEAR'S WORST PERFORMERS -- SOMERFIELD PLC. ANOTHER WINNER, SOUTH KOREAN BUILDING MATERIALS COMPANY KUMKANG, WAS UP ALMOST 15% FOR THE QUARTER.

- THE EURO, THE NEW EUROPEAN CURRENCY UNIT, HAS BEEN EXTREMELY WEAK VERSUS THE DOLLAR, THUS NEGATIVELY IMPACTING THE RETURNS OF INTERNATIONAL EQUITY FUNDS. HOWEVER, WITH POSITIVE CHANGES OCCURRING IN MANY COUNTRIES THROUGHOUT EUROPE, WE ARE ENCOURAGED BY ITS PROSPECTS.
--------------------------------------------------------------------------------

Today, -25% later, the same people are saying that the Euro is dead. What is the truth???

You may recall from past quarterly reports how we have explained that long-term currency movements are ultimately derived from a nation's (or an area's) competitiveness. As desired goods and services are produced from a currency region, the demand for these goods and services will increase, as will the demand for their underlying currency. This is also true for longer-term investment in a particular region. If investors think a region is competitive, they will invest there for the long term. Remember back in the days of a very weak dollar (mid 90's), we argued that continued weakness was unsustainable because the US was the most competitive nation in the world. As the dollar dropped, foreign companies


34  THE OAKMARK INTERNATIONAL FUND

---------------------------------------------------------------------
                      TOP FIVE INDUSTRIES
                    AS OF SEPTEMBER 30, 2000
---------------------------------------------------------------------
INDUSTRIES            Banks & Thrifts                        18.4%
AND % OF              Other Industrial
TOTAL NET              Goods & Services                       9.1%
ASSETS                Food & Beverage                         8.4%
                      Apparel                                 6.4%
                      Household Products                      6.1%
---------------------------------------------------------------------

continued to buy US companies, land, equipment, etc. Even BMW and Mercedes now produce vehicles in the US!

Today, it seems markets have again overreacted. Europe, which has done so much to become globally competitive, is not being rewarded for these efforts in the global currency markets. Whether one speaks of micro, on the plant floor changes, or macro, national economic changes, it is evident that Europe and its companies are truly changing for the better. As an example, Germany has made monumental changes in the areas of taxation and social welfare. France is attempting to do the same. Spain is reforming its labor markets. And, hostile takeovers are starting to happen. Who would have thought that a British phone company, Vodafone, would ever be allowed to take over a German national champion like Mannesman?

-------------------------------------------------------------------
                       TOP FIVE HOLDINGS
                    AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------
COMPANY               Somerfield plc                          5.8%
AND % OF              Diageo plc                              4.0%
TOTAL NET             Hunter Douglas N.V.                     3.8%
ASSETS                Metso Oyj                               3.8%
                      Chargeurs SA                            3.2%
-------------------------------------------------------------------

These positive events, coupled with the current low price of the Euro, should represent investment opportunity over the medium and longer term.

FUTURE OUTLOOK

With the continued deflation of the technology stock bubble and the bargain basement prices of the stocks in our portfolio, we remain very enthusiastic about future prospects. Whether it be as extreme an example as exists in Tomkins or just the great values we are finding in financial services, consumer non-durables and in the many well-managed, very profitable companies across the industrial and geographic spectrum, we believe that future prospects are very promising. Again, going into our ninth year, we thank all of our shareholders for your trust and support.


/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
dherro@compuserve.com

/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

October 6, 2000


                                               THE OAKMARK INTERNATIONAL FUND 35

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

[PIE CHART]

EUROPE                              66.8%
PACIFIC RIM                         15.7%
LATIN AMERICA                       10.1%
OTHER COUNTRIES                      3.1%

                         % OF FUND
                         NET ASSETS
-----------------------------------
EUROPE                       66.8%
  Great Britain              24.4%
* France                     10.0%
* Finland                     6.3%
  Denmark                     5.2%
 *Netherlands                 5.2%
  Sweden                      4.9%
 *Italy                       3.0%
 *Germany                     3.0%
 *Ireland                     2.1%
  Switzerland                 1.9%
 *Austria                     0.8%

                         % OF FUND
                         NET ASSETS
-----------------------------------
LATIN AMERICA                10.1%
  Brazil                      3.9%
  Panama                      3.2%
  Argentina                   2.7%
  Mexico                      0.3%

PACIFIC RIM                  15.7%
  Korea                       6.5%
  Singapore                   3.3%
  Australia                   2.7%
  Hong Kong                   2.3%
  Japan                       0.9%

Other                         3.1%
  Canada                      3.1%

* Euro currency countries comprise 30.4% of the Fund.


36 THE OAKMARK INTERNATIONAL FUND

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7%

FOOD & BEVERAGE--8.4%
  Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                 Manufacturer                      3,520,000           $ 31,442,608
  Quilmes Industrial           Brewer
    S.A. (Argentina), (b)                                          2,032,000             21,336,000
  Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport
    Company (Korea) (d)          Drinks Manufacturer                  88,080              9,399,202
  Lotte Confectionery Co.,     Confection Manufacturer
    Ltd. (Korea)                                                      37,270              3,275,308
                                                                                       ------------
                                                                                         65,453,118

APPAREL--6.4%
  Fila Holding S.p.A.          Athletic Footwear & Apparel
    (Italy), (a)(b)(d)                                             2,577,800           $ 23,522,425
  Adidas-Salomon AG            Worldwide Manufacturer/Marketer
    (Germany)                    of Sportswear                       335,100             18,399,461
  Giordano International       Pacific Rim Clothing Retailer &
    Limited (Hong Kong)          Manufacturer                     14,286,000              8,291,432
                                                                                       ------------
                                                                                         50,213,318

RETAIL--5.8%
  Somerfield plc               Food Retailer
    (Great Britain) (d)                                           38,321,000           $ 45,054,993

HOUSEHOLD PRODUCTS--6.1%
  Hunter Douglas N.V.          Window Coverings Manufacturer
    (Netherlands)                                                  1,106,184           $ 30,012,009
  Reckitt Benckiser plc        Household Cleaners & Air
    (Great Britain)              Fresheners                        1,443,000             17,755,325
                                                                                       ------------
                                                                                         47,767,334

OTHER CONSUMER GOODS & SERVICES--0.9%
  Shimano Inc. (Japan)         Bicycle Components Manufacturer       345,000           $  6,669,989

BANKS & THRIFTS--18.4%
  Banco Latinoamericano        Latin American Trade Bank
    de Exportaciones, S.A.,
    Class E (Panama), (b)                                            898,500           $ 24,933,375
  Danske Bank Group            Commercial Banking
    (Denmark), (a)                                                   177,700             22,597,004
  Uniao de Bancos              Commercial Banking
    Brasileiros S.A.
    (Brazil), (c)                                                    623,300             20,568,900
  Nordic Baltic Holding        Commercial Banking
    (NBH) AB (Denmark)                                             2,520,728             17,758,329
  Bank of Ireland (Ireland)    Commercial Banking                  2,030,000             16,217,869
  Canadian Imperial Bank of    Commercial Banking
    Commerce (Canada)                                                335,000             11,001,460


                                             THE OAKMARK INTERNATIONAL FUND  37

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

BANKS & THRIFTS--18.4% (CONTINUED)
  BNP Paribas SA (France)      Commercial Banking                    108,500           $  9,579,096
  Svenska Handelsbanken AB     Commercial Banking
    (Sweden)                                                         502,500              8,100,624
  Kookmin Bank (Korea)         Commercial Banking                    430,000              5,128,458
  United Overseas Bank         Commercial Banking
    Limited, Foreign Shares
    (Singapore)                                                      583,968              4,197,223
  National Australia Bank      Commercial Banking
    Limited (Australia)                                              295,000              4,076,433
                                                                                       ------------
                                                                                        144,158,771

INSURANCE--1.9%
  Swiss Re (Switzerland)       Reinsurance Provider                    7,700           $ 14,724,886

HOTELS & MOTELS--2.7%
  Mandarin Oriental            Hotel Management
    International Limited
    (Singapore)                                                   33,134,400           $ 21,537,360

PUBLISHING--1.4%
  Wolters Kluwer NV            Reference Material Publisher
    (Netherlands)                                                    535,000           $ 10,874,541

TELECOMMUNICATIONS--2.7%
  SK Telecom Co., Ltd.         Mobile Telecommunications
    (Korea)                                                           44,130           $ 10,763,897
  Telemig Celular              Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                              2,297,800,000              5,996,971
  Brasil Telecom               Mobile Telecommunications
    Participacoes S.A.
    (Brazil), (a)                                                469,200,000              4,088,634
                                                                                       ------------
                                                                                         20,849,502

PHARMACEUTICALS--2.5%
  Aventis S.A. (France)        Pharmaceuticals                       152,000           $ 11,418,047
  Glaxo Wellcome plc           Pharmaceuticals
    (Great Britain)                                                  265,000              8,010,613
                                                                                       ------------
                                                                                         19,428,660

AUTOMOTIVE--5.1%
  Autoliv, Inc (Sweden)        Automotive Safety Systems
                                 Manufacturer                        950,000           $ 18,723,349
  Compagnie Generale des       Tire Manufacturer
    Establissements Michelin
    (France)                                                         644,000             17,927,748


38  THE OAKMARK INTERNATIONAL FUND

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                               Description                        Shares Held         Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

AUTOMOTIVE--5.1% (CONTINUED)
  Dongah Tire Industry         Innertube Manufacturer
    Company (Korea) (d)                                              166,290           $  3,459,560
                                                                                       ------------
                                                                                         40,110,657

AEROSPACE--2.1%
  Rolls-Royce plc              Aviation & Marine Power
    (Great Britain)                                                6,638,702           $ 16,666,021

AIRPORT MAINTENANCE--1.1%
  Flughafen Wien AG            Airport Management & Operations
    (Austria)                                                        170,825           $  6,189,629
  Grupo Aeroportuario del      Airport Operator
    Sureste S.A. de C.V.
    (Mexico), (a) (b)                                                170,000              2,581,875
                                                                                       ------------
                                                                                          8,771,504

COMPONENTS--4.2%
  Morgan Crucible              Crucible & Components
    Company plc                  Manufacturer
    (Great Britain)                                                4,396,424           $ 16,807,344
  IMI plc (Great Britain)      Components Manufacturer             5,140,000             15,982,256
                                                                                       ------------
                                                                                         32,789,600
CHEMICALS--2.2%
  Nufarm Limited               Agricultural & Industrial
    (Australia) (d)              Chemical Producer                10,381,415           $ 17,097,359

OIL & NATURAL GAS--1.8%
  ISIS (France)                Oil Services                          200,950           $ 14,082,849

MACHINERY & METAL PROCESSING--3.8%
  Metso Oyj (Finland)          Paper & Pulp Machinery              2,937,987           $ 29,859,122

MINING & BUILDING MATERIALS--2.4%
  Kumkang Korea                Building Materials
    Chemical Co., Ltd.
    (Korea)                                                          419,260           $ 18,798,367

OTHER INDUSTRIAL GOODS & SERVICES--9.1%
  Chargeurs SA (France) (d)    Wool, Textile Production &
                                 Trading                             418,930           $ 25,360,707
  Tomkins plc (Great Britain)  Diversified Engineering             8,698,685             21,290,731
  Kone Corporation, Class B    Elevators
    (Finland)                                                        313,110             19,093,052
  Buderus AG (Germany)         Industrial Manufacturing              327,820              5,455,255
                                                                                       ------------
                                                                                         71,199,745


                                             THE OAKMARK INTERNATIONAL FUND  39

-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                 Shares Held/
                               Description                       Par Value          Market Value
---------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

STEEL--1.5%
  SSAB Svenskt Stal AB,        Steel Producer
    Series A (Sweden)                                              1,451,920           $ 11,551,938

DIVERSIFIED CONGLOMERATES--5.2%
  Enodis plc (Great Britain)   Food Processing Equipment           6,240,000           $ 17,949,120
  Canadian Pacific Limited     Diversified Operations
    (Canada)                                                         517,000             13,411,199
  First Pacific Company        Diversified Operations
    Limited (Hong Kong)                                           31,760,868              9,471,431
                                                                                       ------------
                                                                                         40,831,750

  TOTAL COMMON STOCKS (COST: $792,892,042)                                              748,491,384

SHORT TERM INVESTMENTS--3.0%

COMMERCIAL PAPER--1.3%
  General Electric Capital Corporation, 6.69%
    due 10/2/2000                                                $10,000,000           $ 10,000,000

  TOTAL COMMERCIAL PAPER (COST: $10,000,000)                                             10,000,000

REPURCHASE AGREEMENTS--1.7%

  State Street Repurchase Agreement, 6.42%
    due 10/2/2000                                                $13,828,000           $ 13,828,000

  TOTAL REPURCHASE AGREEMENTS (COST: $13,828,000)                                        13,828,000

  TOTAL SHORT TERM INVESTMENTS (COST: $23,828,000)                                       23,828,000

  Total Investments (Cost $816,720,042)--98.7% (e)                                     $772,319,384
  Foreign Currencies (Proceeds $76)--0.0%                                                        76
  Other Assets In Excess Of Other Liabilities--1.3% (f)                                  10,194,506

  TOTAL NET ASSETS--100%                                                               $782,513,966
                                                                                       ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2000, net unrealized depreciation of $44,400,657, for federal income tax purposes, consisted of gross unrealized appreciation of $88,414,759 and gross unrealized depreciation of $132,815,412.
(f) Includes portfolio and transaction hedges.


40  THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
  REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/00) AS COMPARED TO THE MSCI WORLD EX U.S.

                      THE OAKMARK
                     INTERNATIONAL
                       SMALL CAP            MSCI WORLD EX
                         FUND                U.S. INDEX
10/95                    $10,000              $10,000
12/95                     $9,630              $10,684
3/96                     $10,970              $11,006
6/96                     $11,570              $11,186
9/96                     $11,590              $11,195
12/96                    $12,038              $11,418
3/97                     $12,080              $11,241
6/97                     $13,181              $12,699
9/97                     $12,672              $12,652
12/97                     $9,642              $11,677
3/98                     $11,429              $13,394
6/98                      $9,892              $13,499
9/98                      $8,211              $11,513
12/98                    $10,529              $13,868
3/99                     $13,118              $14,086
6/99                     $15,317              $14,493
9/99                     $15,439              $15,114
12/99                    $16,190              $17,741
3/00                     $15,387              $17,839
6/00                     $15,529              $17,217
9/00                     $14,908              $15,906

                                                          AVERAGE ANNUAL TOTAL RETURN*
9/30/00 NAV $11.51                                              THROUGH 9/30/00
                                          TOTAL RETURN        FROM FUND INCEPTION
                                          LAST 3 MONTHS            11/1/95
--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                               -4.0%                       8.5%
MSCI World ex U.S. Index w/inc.**         -7.6%                       9.9%
Lipper International Small Cap Fund
   Average**                              -3.5%                      18.5%
Micropal Equity International Small
   Cap Index**                            -4.0%                      18.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The Lipper International Small Cap Fund Average includes 76 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Equity International Small Cap Index is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

For the fourth quarter of the fiscal year, your fund was down 4.0%, compared to negative returns of 7.6% and 3.5% for the MSCI World ex US index and the Lipper International Small Cap Fund Average, respectively. For the nine months ended September 30, 2000, the Fund was down 7.9%, compared to negative returns of 10.3% and 2.5% for the MSCI World ex US Index and the Lipper International Small Cap Fund Average.

The past quarter was a rough one for most of the world's equity markets. The areas of greatest market excess, the ubiquitous "T-M-T" favorites (Technology, Media and Telecommunications) shouldered the brunt of the declines, but weakness was nearly universal. As long-term shareholders remember, we believe it is often in times of volatile share price movements that exceptional long-term values are unearthed.

PRIVATE EQUITY IN EUROPE--DRY POWDER

For quite a few quarters now, we have written about the exceptional values we are finding among the small and mid-cap stocks in Europe. Even with the latest downturns in the market indices, a large valuation gap still exists between huge, liquid, index names and everything else. A good question to ask is: "what is going to change this?"

One possibility is private equity -- money that is raised from pension funds, insurance companies, and other institutions, pooled with ample amounts of debt, and used to buy pieces of businesses or entire companies. A healthy private equity market helps maintain "honesty" in share prices by focusing on businesses that are priced by the market


                                     THE OAKMARK INTERNATIONAL SMALL CAP FUND 41

--------------------------------------------------------------------------------

at significant discounts to business value. These financial investors can make a bid for the entire enterprise, their non-core business lines, or under-performing operations.

The trend is clear. We continue to see a pronounced increase in private equity, raised both in the US and Europe, that is earmarked for deals in the UK and Continental Europe. In the past quarter, some examples of private equity investors raising significant funds include BC Partners (Euro3.5 bill), KKR (US$3 bill), CVC Capital Partners (US$3.5 bill), and Schroder Ventures (Euro3 bill). Other firms actively involved in searching for European deals include Hicks Muse Tate & Furst, Carlyle Group, ABN-AMRO Holdings, Morgan Grenfell Private Equity, Texas Pacific Group, and Clayton, Dubilier, & Rice.

               --------------------------------------------
                                 TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
               --------------------------------------------
                         3 Months             (4.0%)
               --------------------------------------------
                         6 Months             (3.1%)
               --------------------------------------------
                         1 Year               (3.4%)
               --------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF SEPTEMBER 30, 2000
               --------------------------------------------
                         3 Year               5.6%
               --------------------------------------------
                         5 Year               N/A
               --------------------------------------------
                         Since inception      8.5%
               --------------------------------------------

This year, your fund had two companies that were bought out by private equity investors, each for similar reasons. The first, UK-based WASSALL, was purchased in the first quarter by KKR for $1 billion. KKR saw Wassall as the perfect first step in their plan to consolidate the fragmented European lighting business. Wassall management will remain intact to assist KKR in this consolidation effort. The second buyout was DE DIETRICH, one of the oldest industrial companies founded in France over three hundred years ago. In this instance, when one of the controlling families wanted to sell their ownership interest, ABN-AMRO Holdings approached management with a full takeover offer. As with KKR, the buyer wanted to keep the existing superb management intact and simply supply the funding needed to grow the business.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS

- THE PAST QUARTER WAS QUITE A ROUGH ONE FOR MOST OF THE WORLD'S EQUITY MARKETS. THE AREAS OF GREATEST MARKET EXCESS --THE TECHNOLOGY, MEDIA, AND TELECOMMUNICATIONS FAVORITES --SHOULDERED THE BRUNT OF THE DECLINES.

- WE ARE FINDING EXCEPTIONAL VALUE IN SMALL AND MID-CAP STOCKS IN EUROPE. HOWEVER, EVEN WITH THE LATEST DOWNTRUNS IN MARKET INDICES, A LARGE VALUATION GAP STILL EXISTS BETWEEN LARGE, LIQUID, INDEX NAMES AND EVERYTHING ELSE.

- WE ARE CONTINUING TO SEE A PRONOUNCED INCREASE IN PRIVATE EQUITY, RAISED BOTH IN THE U.S. AND IN EUROPE, BEING SPECIFICALLY EARMARKED FOR DEALS IN THE U.K. AND CONTINENTAL EUROPE.

--------------------------------------------------------------------------------

In both cases, it was apparent to the management teams that the market was not giving them proper credit for substantial value creation, something that a deep-pocketed private equity buyer was happy to do. Both companies continue to operate as before, the only difference is they now have direct access to easy capital instead of a low stock market valuation.

Another good example of a buyout by private equity investors occurred in the past few weeks with LAPORTE PLC, the UK chemicals group. Our analyst, Dan O'Keefe, was investigating the company for the Oakmark International Fund. Laporte plc announced the sale of a part of their business which they considered "non-core" to KKR for $1.2 billion, representing a huge valuation premium to the multiple for which the entire business was trading at the time. The share price, understandably, skyrocketed. As one market analyst put it: "Management has exploited the wide gulf between equity market multiples and the valuations that financial and trade buyers are willing to stomach."


42  THE OAKMARK INTERNATIONAL SMALL CAP FUND

--------------------------------------------------------------------------------

-------------------------------------------------------------
             TOP FIVE INDUSTRIES
           AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------
INDUSTRIES     Retail                                11.0%
AND % OF       Other Consumer
TOTAL NET        Goods & Services                    10.1%
ASSETS         Food & Beverage                        9.4%
               Diversified Conglomerates              6.5%
               Other Industrial Goods
                 & Services                           6.4%
-------------------------------------------------------------

We believe there is a substantial crop of low-hanging fruit to be harvested in Europe by private equity buyers, especially considering the presence of plentiful and cheap debt financing. The primary reasons you are not seeing a greater volume of transactions are political and cultural. Unlike the United States, it is still very early in Europe for these types of transactions to take place and it will take more time and delicacy to overcome political problems. Culturally, it will take time for top European managers to realize that divestitures and sales do not always equal failure. Despite these obstacles, the size and number of private equity transactions likely will grow in the years ahead.

--------------------------------------------------------------
                TOP FIVE HOLDINGS
             AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------
COMPANY         Royal Doulton plc                      5.5%
AND % OF        GFI Industries SA                      4.9%
TOTAL NET       Hite Brewery Co., Ltd.                 4.3%
ASSETS          Fletcher Challenge
                  Building                             4.2%
                Jarvis Hotels plc                      4.1%
--------------------------------------------------------------

LOOKING FORWARD

We continue to find very attractive situations in the small cap area across the globe. While the turbulence may continue for a bit, we believe the portfolio represents terrific long-term value at current prices.

We appreciate your continued support.


/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
dherro@cs.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

October 10, 2000


                                     THE OAKMARK INTERNATIONAL SMALL CAP FUND 43

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

[PIE CHART]

EUROPE                      42.6%
LATIN AMERICA                4.7%
PACIFIC RIM                 44.5%
OTHER                        2.9%

                       % OF FUND
                       NET ASSETS
----------------------------------
EUROPE                       42.6%
  Great Britain              18.7%
* France                     10.0%
* Germany                     4.3%
* Italy                       3.3%
* Austria                     2.9%
* Finland                     2.2%
  Sweden                      1.2%

LATIN AMERICA                 4.7%
  Mexico                      3.3%
  Brazil                      1.4%

                       % OF FUND
                       NET ASSETS
----------------------------------
PACIFIC RIM                  44.5%
  Korea                      10.3%
  Hong Kong                   9.7%
  New Zealand                 7.7%
  Japan                       6.7%
  Singapore                   5.3%
  Philippines                 2.5%
  Thailand                    2.3%

Other                         2.9%
  Bermuda                     2.9%

* Euro currency countries comprise 22.7% of the Fund.


44  THE OAKMARK INTERNATIONAL SMALL CAP FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7%

FOOD & BEVERAGE--9.4%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             95,531          $ 3,850,709
    Alaska Milk Corporation      Milk Producer
      (Philippines)                                                   44,874,000            2,233,987
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico)                                                         1,213,000            1,477,389
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                             87,000              968,056
                                                                                          -----------
                                                                                            8,530,141
APPAREL--2.1%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     12,300,000          $ 1,861,605

RETAIL--11.0%
    House of Fraser Plc          Department Store
      (Great Britain)                                                  4,195,000          $ 3,055,464
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    346,000            2,522,679
    Denny's Japan Co.,           Restaurant Chain
      Ltd. (Japan)                                                       110,000            2,111,364
    York-Benimaru Co.,           Supermarket Chain
      Ltd. (Japan)                                                        41,300            1,056,961
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              6,996,000              807,593
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    142,000              364,357
                                                                                          -----------
                                                                                            9,918,418
OTHER CONSUMER GOODS & SERVICES--10.1%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)                                             4,129,219          $ 4,976,964
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     65,220            2,397,902
    Dickson Concepts             Jewlery Wholesaler & Retailer
      (International)
      Limited (Hong Kong)                                              1,315,000              877,060
    Sanford Limited              Fisheries
      (New Zealand)                                                      358,334              642,729
    Designer Textiles (NZ)       Knit Fabrics
      Limited (New Zealand) (c)                                        1,960,000              191,758
                                                                                          -----------
                                                                                            9,086,413


                                    THE OAKMARK INTERNATIONAL SMALL CAP FUND  45

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

INSURANCE--2.6%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700          $ 1,622,450
    Hannover
      Rueckversicherungs-        Reinsurance Provider
      AG (Germany)                                                         8,000              685,790
                                                                                          -----------
                                                                                            2,308,240
OTHER FINANCIAL--5.6%
    JCG Holdings Ltd.            Investment Holding Company
      (Hong Kong)                                                      5,604,000          $ 3,162,650
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       345,000            1,919,421
                                                                                          -----------
                                                                                            5,082,071
HOTELS & MOTELS--4.1%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,537,000          $ 3,658,171

PUBLISHING--3.5%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand) (c)                                                   2,039,500           $2,105,571
    VLT AB, Class B (Sweden)     Newspaper Publisher                     125,950            1,087,244
                                                                                          -----------
                                                                                            3,192,815
PRINTING--2.3%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      5,498,000          $ 2,080,305

TELECOMMUNICATIONS--2.2%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  475,000,000          $ 1,239,691
    SK Telecom Co.,              Mobile Telecommunications
      Ltd. (Korea)                                                         2,960              721,983
                                                                                          -----------
                                                                                            1,961,674
AUTOMOTIVE--0.8%
    Dongah Tire Industry         Innertube Manufacturer
      Company (Korea)                                                     34,400          $   715,670

AUTOMOBILES--3.3%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              1,287,000          $ 2,974,264


46  THE OAKMARK INTERNATIONAL SMALL CAP FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

TRANSPORTATION SERVICES--4.2%
    Mainfreight Limited          Logistics Services
      (New Zealand) (c)                                                4,373,551          $ 2,317,741
      DelGro Corporation         Bus, Taxi, & Car Leasing
      Limited (Singapore)                                                572,000            1,466,878
                                                                                          -----------
                                                                                            3,784,619
AIRPORT MAINTENANCE--4.6%
    Flughafen Wien AG            Airport Management & Operations
      (Austria)                                                           73,500          $ 2,663,180
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de
      C.V. (Mexico), (a) (b)                                             100,000            1,518,750
                                                                                          -----------
                                                                                            4,181,930
CHEMICALS--0.6%
    Kemira Oyj (Finland)         Chemicals                               111,000          $   580,730

OIL & NATURAL GAS--3.8%
    ISIS (France)                Oil Services                             32,477          $ 2,276,032
    Cairn Energy plc             Oil & Natural Gas Producer
      (Great Britain), (a)                                               419,000            1,180,451
                                                                                          -----------
                                                                                            3,456,483
INSTRUMENTS--0.1%
    Rotork plc                   Industrial Controls &
      (Great Britain)              Instruments Supplier                   32,000          $   113,580

MINING & BUILDING MATERIALS--5.3%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           3,753,251          $ 3,763,831
    Anglian Group plc            Window & Door Manufacturer
      (Great Britain)                                                    459,000            1,001,253
                                                                                          -----------
                                                                                            4,765,084
OTHER INDUSTRIAL GOODS & SERVICES--6.4%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           208,400          $ 4,423,847
    Vaisala Oyj, Class A         Atmospheric Observation
      (Finland)                    Equipment                              72,100            1,382,688
                                                                                          -----------
                                                                                            5,806,535
PRODUCTION EQUIPMENT--6.2%
    Krones AG (Germany)          Production Machinery
                                   Manufacturer                          115,700          $ 3,220,870
    NSC Groupe (France)          Textile Equipment Manufacturer           23,630            2,340,985
                                                                                          -----------
                                                                                            5,561,855


                                    THE OAKMARK INTERNATIONAL SMALL CAP FUND  47

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2000 CONT.
--------------------------------------------------------------------------------

                                                                    Shares Held/
                                 Description                           Par Value         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7% (CONT.)

DIVERSIFIED CONGLOMERATES--6.5%
    Haw Par Corporation          Healthcare & Leisure Products
      Ltd. (Singapore)                                                 1,972,000          $ 3,288,273
    Jardine Strategic
      Holdings Limited           Diversified Operations
      (Bermuda)                                                          340,700              994,844
    Tae Young Corporation        Heavy Construction
      (Korea)                                                             64,000            1,601,220
                                                                                          -----------
                                                                                            5,884,337

    TOTAL COMMON STOCKS (COST: $92,815,393)                                                85,504,940

SHORT TERM INVESTMENTS--3.7%

COMMERCIAL PAPER--1.6%
    General Electric Capital Corporation, 6.69% due 10/2/2000         $1,500,000          $ 1,500,000

    TOTAL COMMERCIAL PAPER (COST: $1,500,000)                                               1,500,000

REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 6.42% due 10/2/2000            $1,867,000          $ 1,867,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,867,000)                                          1,867,000

    TOTAL SHORT TERM INVESTMENTS (COST: $3,367,000)                                         3,367,000

    Total Investments (Cost $96,182,393)--98.4% (d)                                       $88,871,940
    Foreign Currencies (Proceeds $75)--(0.0)%                                                      70
    Other Assets In Excess Of Other Liabilities--1.6% (e)                                   1,473,772
                                                                                          -----------
TOTAL NET ASSETS--100%                                                                    $90,345,782
                                                                                          ===========

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2000, net unrealized depreciation of $7,310,458, for federal income tax purposes, consisted of gross unrealized appreciation of $8,729,481 and gross unrealized depreciation of $16,039,939.
(e)  Includes portfolio and transaction hedges.


48  THE OAKMARK INTERNATIONAL SMALL CAP FUND

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[LOGO]


                                                 THE OAKMARK FAMILY OF FUNDS  49

THE OAKMARK FAMILY OF FUNDS
STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                                 THE OAKMARK             THE OAKMARK               THE OAKMARK
                                                                     FUND                   SELECT                  SMALL CAP
                                                                                             FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                        $ 2,011,316,685         $ 1,775,647,588            $ 249,559,481
                                                           (cost: 1,979,953,197)   (cost: 1,588,432,607)      (cost: 246,075,178)
   Cash                                                                     199                     626                      942
   Foreign currency, at value                                                 0                       0                        0
   Receivable for:
     Forward foreign currency contracts                                       0                       0                        0
     Securities sold                                                 28,311,454              24,325,561                  559,320
     Fund shares sold                                                 5,751,925               2,225,652                   48,707
     Dividends and interest                                           4,017,332               1,264,708                   96,313
                                                                ---------------         ---------------            --------------
   Total receivables                                                 38,080,711              27,815,921                  704,340
   Other assets                                                         158,764                  30,591                   19,752
                                                                ---------------         ---------------            --------------
   Total assets                                                 $ 2,049,556,359         $ 1,803,494,726            $ 250,284,515
                                                                ---------------         ---------------            --------------

---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
   Options sold, at fair value                                  $             0         $             0            $      42,000
                                                                                                      (premiums received: 64,578)
   Payable for:
     Securities purchased                                             6,097,075              23,506,634                  578,950
     Fund shares redeemed                                             3,378,486                 604,856                  704,562
     Forward foreign currency contracts                                       0                       0                        0
     Other                                                            1,351,991                 646,762                  255,391
                                                                ---------------         ---------------            --------------
   Total liabilities                                                 10,827,552              24,758,252                1,580,903
                                                                ---------------         ---------------            --------------
   Net assets applicable to fund shares outstanding             $ 2,038,728,807         $ 1,778,736,474            $ 248,703,612
                                                                ===============         ===============            ==============
   Fund shares outstanding                                           75,659,245              82,931,572               16,467,408
                                                                ===============         ===============            ==============

---------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
   Paid in capital                                              $ 2,327,702,018         $ 1,443,945,477            $ 234,310,878
   Accumulated undistributed net realized gain (loss) on sale of investments, forward contracts and foreign currency
     exchange transactions                                         (358,898,002)            138,991,711               10,885,853
   Net unrealized appreciation (depreciation) of investments         31,363,487             187,214,980                3,506,881
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                                0                       0                        0
   Net unrealized appreciation (depreciation)--other                          0                       0                        0
   Accumulated undistributed net investment income (loss)            38,561,304               8,584,306                        0
                                                                ---------------         ---------------            --------------
   Net assets applicable to Fund shares outstanding             $ 2,038,728,807         $ 1,778,736,474            $ 248,703,612
                                                                ===============         ===============            ==============

---------------------------------------------------------------------------------------------------------------------------------
PRICE OF SHARES
   Net asset value per share: Class I                           $         26.95         $         21.45            $       15.10
     Class I--Net assets                                        $ 2,038,728,807         $ 1,771,965,140            $ 248,703,612
     Class I--Shares outstanding                                     75,659,245              82,615,135               16,467,408
   Net asset value per share: Class II                                                  $         21.40
     Class II--Net assets                                                               $     6,771,334
     Class II--Shares outstanding                                                               316,437


50  THE OAKMARK FAMILY OF FUNDS


-----------------------------------------------------------------------------------------------------------------------------------
                                                           THE OAKMARK         THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                           EQUITY AND             GLOBAL         INTERNATIONAL       INTERNATIONAL
                                                           INCOME FUND             FUND               FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                     $ 55,594,309      $ 27,135,222       $ 772,319,384       $ 88,871,940
                                                        (cost: 48,686,873)(cost: 24,801,814) (cost: 816,720,042) (cost: 96,182,393)
   Cash                                                               692               751                 341                425
   Foreign currency, at value                                           0                28                  76                 70
   Receivable for:
     Forward foreign currency contracts                                 0            76,462           2,048,003            289,441
     Securities sold                                              552,777           211,224          12,558,641          2,966,110
     Fund shares sold                                             127,518             3,217             898,742              3,922
     Dividends and interest                                       381,529            95,357           4,349,544            392,597
                                                             ------------      ------------       -------------       ------------
   Total receivables                                            1,061,824           386,260          19,854,930          3,652,070
   Other assets                                                     1,370            10,706              29,368              7,147
                                                             ------------      ------------       -------------       ------------
   Total assets                                              $ 56,658,195      $ 27,532,967       $ 792,204,099       $ 92,531,652
                                                             ------------      ------------       -------------       ------------
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
   Options sold, at fair value                               $          0      $          0       $           0       $          0

   Payable for:
     Securities purchased                                       1,463,121           215,752           8,428,894          1,819,092
     Fund shares redeemed                                         158,960                 0             350,885            170,404
     Forward foreign currency contracts                                 0                 0              38,795              7,014
     Other                                                        100,277            89,976             871,559            189,360
                                                             ------------      ------------       -------------       ------------
   Total liabilities                                            1,722,358           305,728           9,690,133          2,185,870
                                                             ------------      ------------       -------------       ------------
   Net assets applicable to fund shares outstanding          $ 54,935,837      $ 27,227,239       $ 782,513,966       $ 90,345,782
                                                             ============      ============       =============       ============
   Fund shares outstanding                                      3,329,607         2,495,109          50,813,807          7,852,136
                                                             ============      ============       =============       ============
-----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF NET ASSETS
   Paid in capital                                           $ 42,415,052      $ 24,526,429       $ 773,453,511       $ 89,764,601
   Accumulated undistributed net realized gain (loss) on sale of investments, forward contracts and foreign currency
     exchange transactions                                      4,605,687            11,546          27,284,016          4,660,607
   Net unrealized appreciation (depreciation) of investments    6,907,435         2,333,407         (44,400,657)        (7,310,458)
   Net unrealized appreciation (depreciation) of foreign
     currency portfolio hedges                                          0            76,462           2,048,003            289,441
   Net unrealized appreciation (depreciation)--other                    0            (1,515)           (180,240)           (25,686)
   Accumulated undistributed net investment income (loss)       1,007,663           280,910          24,309,333          2,967,277
                                                             ------------      ------------       -------------       ------------
   Net assets applicable to Fund shares outstanding          $ 54,935,837      $ 27,227,239       $ 782,513,966       $ 90,345,782
                                                             ============      ============       =============       ============
-----------------------------------------------------------------------------------------------------------------------------------

PRICE OF SHARES
   Net asset value per share: Class I                        $      16.50      $      10.91       $       15.40       $      11.51
     Class I--Net assets                                     $ 54,494,455      $ 27,227,239       $ 782,416,127       $ 90,345,782
     Class I--Shares outstanding                                3,302,834         2,495,109          50,807,440          7,852,136
   Net asset value per share: Class II                       $      16.49                         $       15.37
     Class II--Net assets                                    $    441,382                         $      97,839
     Class II--Shares outstanding                                  26,773                                 6,367


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  51

THE OAKMARK FAMILY OF FUNDS
STATEMENT OF OPERATIONS--SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                 THE OAKMARK             THE OAKMARK               THE OAKMARK
                                                                     FUND                   SELECT                  SMALL CAP
                                                                                             FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $    62,217,821          $    24,190,270         $    2,270,400
   Interest Income                                                   11,152,574                6,316,298                868,545
   Other Income                                                         189,274                    8,202                    109
   Foreign taxes withheld                                              (153,721)                       0                      0
                                                                ---------------          ---------------         --------------
     Total investment income                                         73,405,948               30,514,770              3,139,054

--------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                           28,116,035               15,325,113              3,683,621
   Transfer and dividend disbursing agent fees                        2,144,292                  959,533                282,517
   Other shareholder servicing fees                                   1,407,173                1,058,557                144,292
   Service Fee--Class II                                                      0                   10,765                      0
   Reports to shareholders                                            1,390,953                  569,655                164,908
   Custody and accounting fees                                          303,434                  209,167                 77,569
   Registration and blue sky expenses                                    15,171                   80,450                 29,896
   Trustee fees                                                         117,583                   67,881                 36,760
   Legal fees                                                            37,929                   25,327                 10,729
   Audit fees                                                            24,116                   23,005                 22,105
   Other                                                                240,627                  136,950                113,185
                                                                ---------------          ---------------         --------------
     Total expenses                                                  33,797,313               18,466,403              4,565,582
     Expense reimbursement                                                    0                        0               (252,000)
     Expense offset arrangements                                         (9,433)                  (6,506)                  (832)
                                                                ---------------          ---------------         --------------
   Net expenses                                                      33,787,880               18,459,897              4,312,750

--------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                        39,618,068               12,054,873             (1,173,696)

--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                         (358,898,002)             161,052,611             25,233,378
   Net realized gain (loss) on foreign currency transactions                  0                        0                      0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (135,635,885)             159,978,754            (12,748,906)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                              0                        0                      0
   Net change in appreciation (depreciation)--other                           0                        0                      0

--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                   (494,533,887)             321,031,365             12,484,472
                                                                ---------------          ---------------         --------------

--------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from
  operations                                                    $  (454,915,819)         $   333,086,238         $   11,310,776
                                                                ===============          ===============         ==============


52 THE OAKMARK FAMILY OF FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                           THE OAKMARK         THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                           EQUITY AND             GLOBAL         INTERNATIONAL       INTERNATIONAL
                                                           INCOME FUND             FUND               FUND           SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                 $  1,149,410      $    615,292       $  25,208,892       $  4,628,168
   Interest Income                                              1,219,738            60,281           2,284,194            234,290
   Other Income                                                       911                 0                   0                  0
   Foreign taxes withheld                                         (22,837)          (56,319)         (2,623,737)          (579,417)
                                                             ------------      ------------       -------------       ------------
     Total investment income                                    2,347,222           619,254          24,869,349          4,283,041

-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fee                                        410,864           267,710           7,849,938          1,451,394
   Transfer and dividend disbursing agent fees                     57,692            46,375             596,790            112,558
   Other shareholder servicing fees                                13,549             4,638             358,338             65,130
   Service Fee--Class II                                              165                 0                 251                  0
   Reports to shareholders                                         28,049            44,681             305,840             59,570
   Custody and accounting fees                                     50,428            51,259             868,495            201,396
   Registration and blue sky expenses                              40,366            41,928              53,092             32,622
   Trustee fees                                                    27,682            26,900              50,812             29,502
   Legal fees                                                       8,381            10,047              16,642              9,028
   Audit fees                                                      20,005            21,057              27,222             24,116
   Other                                                           24,440            14,772              80,226             32,150
                                                             ------------      ------------       -------------       ------------
     Total expenses                                               681,621           529,367          10,207,646          2,017,466
     Expense reimbursement                                              0           (55,500)                  0                  0
     Expense offset arrangements                                   (1,017)           (1,355)             (2,912)            (3,039)
                                                             ------------      ------------       -------------       ------------
   Net expenses                                                   680,604           472,512          10,204,734          2,014,427

-----------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (loss):                                   1,666,618           146,742          14,664,615          2,268,614

-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments                      4,310,645            96,088          60,562,992          4,863,798
   Net realized gain (loss) on foreign currency transactions         (645)          132,840          10,609,055            991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                         3,084,969         4,122,450          13,902,115        (13,182,275)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                        0            81,181           2,556,178            281,817
   Net change in appreciation (depreciation)--other                   159            (1,568)           (111,145)           (28,709)

-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                7,395,128         4,430,991          87,519,195         (7,074,323)
                                                             ------------      ------------       -------------       ------------

-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting from
  operations                                                 $  9,061,746      $  4,577,733       $ 102,183,810       $ (4,805,709)
                                                             ============      ============       =============       ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 53

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                      THE OAKMARK FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR  ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    39,618,068              $    63,903,129
   Net realized gain (loss) on sale of investments                          (358,898,002)                 748,595,189
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     (135,635,885)                (147,719,773)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (454,915,819)                 664,778,545
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                     (32,700,105)                 (89,026,890)
   Net realized short-term gain                                             (100,782,239)                (128,028,090)
   Net realized long-term gain                                              (487,248,675)                (195,972,927)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (620,731,019)                (413,027,907)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                 290,642,873                  832,343,635
   Reinvestment of dividends and capital gain distributions                  603,462,527                  391,307,098
   Payments for shares redeemed, net of fees                              (2,552,562,124)              (3,626,526,884)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   (1,658,456,724)              (2,402,876,151)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (2,734,103,562)              (2,151,125,513)
   NET ASSETS:
   Beginning of period                                                     4,772,832,369                6,923,957,882
                                                                         ---------------              ---------------
   End of period                                                         $ 2,038,728,807              $ 4,772,832,369
                                                                         ===============              ===============
   Undistributed net investment income                                   $    38,561,304              $    40,937,014
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.2632              $        0.4401
   Net realized short-term gain                                                   0.8111                       0.6329
   Net realized long-term gain                                                    3.9217                       0.9686
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        4.9960              $        2.0416
                                                                         ===============              ===============


54  THE OAKMARK FAMILY OF FUNDS

-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                       SELECT FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $    12,054,873              $    15,427,356
   Net realized gain (loss) on sale of investments                           161,052,611                  301,413,442
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                      159,978,754                   18,463,317
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     333,086,238                  335,304,115
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                            (14,709,648)                  (3,491,747)
   Net investment income--Class II                                                     0                            0
   Net realized short-term gain                                               (8,341,169)                    (497,653)
   Net realized long-term gain                                              (268,872,301)                 (50,206,634)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (291,923,118)                 (54,196,034)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                        628,490,960                  688,865,887
   Proceeds from shares sold--Class II                                         7,021,801                            0
   Reinvestment of dividends and capital gain distributions                  287,179,516                   51,676,128
   Payments for shares redeemed, net of fees--Class I                       (823,014,435)                (610,635,670)
   Payments for shares redeemed, net of fees--Class II                        (1,013,300)                           0
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       98,664,542                  129,906,345
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      139,827,662                  411,014,426
   NET ASSETS:
   Beginning of period                                                     1,638,908,812                1,227,894,386
                                                                         ---------------              ---------------
   End of period                                                         $ 1,778,736,474              $ 1,638,908,812
                                                                         ===============              ===============
   Undistributed net investment income                                   $     8,584,306              $    13,170,342
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.1972              $        0.0491
   Net realized short-term gain                                                   0.1118                       0.0070
   Net realized long-term gain                                                    3.6040                       0.7058
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        3.9130              $        0.7619
                                                                         ===============              ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  55

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                      SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                          $    (1,173,696)             $    (2,516,832)
   Net realized gain (loss) on sale of investments                            25,233,378                  (11,002,740)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                      (12,748,906)                  82,350,204
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      11,310,776                   68,830,632
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                               0                            0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                         0                   (4,508,112)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                 0                   (4,508,112)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                  51,615,294                  262,182,135
   Reinvestment of dividends and capital gain distributions                            0                    4,278,943
   Payments for shares redeemed, net of fees                                (251,361,737)                (511,639,081)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     (199,746,443)                (245,178,003)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (188,435,667)                (180,855,483)
   NET ASSETS:
   Beginning of period                                                       437,139,279                  617,994,762
                                                                         ---------------              ---------------
   End of period                                                         $   248,703,612              $   437,139,279
                                                                         ===============              ===============
   Undistributed net investment income                                   $             0              $             0
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $             0              $             0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                         0                       0.0874
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $             0              $        0.0874
                                                                         ===============              ===============


56  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                        ----------------------------------------------
                                                                                       THE OAKMARK
                                                                                  EQUITY AND INCOME FUND
                                                                        ----------------------------------------------
                                                                            YEAR ENDED                 YEAR ENDED
                                                                        SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     1,666,618              $     1,640,639
   Net realized gain (loss) on sale of investments                             4,310,645                    6,246,386
   Net realized gain (loss) on foreign currency transactions                        (645)                      (1,597)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                        3,084,969                      690,123
   Net change in unrealized appreciation
     (depreciation)--other                                                           159                         (159)
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       9,061,746                    8,575,392
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                             (1,718,499)                    (855,395)
   Net investment income--Class II                                                     0                            0
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                (5,192,802)                    (829,557)
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (6,911,301)                  (1,684,952)
----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                         11,520,117                   21,877,864
   Proceeds from shares sold--Class II                                           418,255                            0
   Reinvestment of dividends and capital gain distributions                    6,650,712                    1,610,146
   Payments for shares redeemed, net of fees--Class I                        (26,121,233)                 (27,806,714)
   Payments for shares redeemed, net of fees--Class II                               (50)                           0
                                                                         ---------------              ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                       (7,532,199)                  (4,318,704)
                                                                         ---------------              ---------------
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (5,381,754)                   2,571,736
   NET ASSETS:
   Beginning of period                                                        60,317,591                   57,745,855
                                                                         ---------------              ---------------
   End of period                                                         $    54,935,837              $    60,317,591
                                                                         ===============              ===============
   Undistributed net investment income                                   $     1,007,663              $     1,631,244
                                                                         ===============              ===============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                                 $        0.4509              $        0.2118
   Net realized short-term gain                                                        0                            0
   Net realized long-term gain                                                    1.3625                       0.2053
                                                                         ---------------              ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $        1.8134              $        0.4171
                                                                         ===============              ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  57

THE OAKMARK FAMILY OF FUNDS

     STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                                THE OAKMARK
                                                                                GLOBAL FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                   PERIOD ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999(a)
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $     146,742                $       32,032
   Net realized gain (loss) on sale of investments                        96,088                       (84,542)
   Net realized gain (loss) on foreign currency transactions             132,840                          (871)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                4,122,450                    (1,789,042)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                  81,181                        (4,719)
   Net change in unrealized appreciation
     (depreciation)--other                                                (1,568)                           53
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               4,577,733                    (1,847,089)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                 (29,834)                            0
   Net realized short-term gain                                                0                             0
   Net realized long-term gain                                                 0                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (29,834)                            0
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                          12,896,002                    25,938,577
   Reinvestment of dividends and capital gain distributions               28,883                             0
   Payments for shares redeemed, net of fees                         (14,198,899)                     (138,134)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               (1,274,014)                   25,800,443
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                3,273,885                    23,953,354
   NET ASSETS:
   Beginning of period                                                23,953,354                             0
                                                                   -------------                --------------
   End of period                                                   $  27,227,239                $   23,953,354
                                                                   =============                ==============
   Undistributed net investment income                             $     280,910                $       31,161
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.0098                $            0
   Net realized short-term gain                                                0                             0
   Net realized long-term gain                                                 0                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.0098                $            0
                                                                   =============                ==============

(a) The date which Fund shares were first offered to the public was August 4,1999.


58  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                               THE OAKMARK
                                                                            INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $  14,664,615                $   15,632,479
   Net realized gain (loss) on sale of investments                    60,562,992                   (28,187,781)
   Net realized gain (loss) on foreign currency transactions          10,609,055                    11,558,024
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                               13,902,115                   290,561,381
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                               2,556,178                     1,014,015
   Net change in unrealized appreciation
     (depreciation)--other                                              (111,145)                     (274,516)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             102,183,810                   290,303,602
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                    (27,231,383)                  (16,590,763)
   Net investment income--Class II                                        (1,053)                            0
   Net realized short-term gain                                                0                   (32,678,201)
   Net realized long-term gain                                                 0                   (20,071,535)
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (27,232,436)                  (69,340,499)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                172,133,473                   370,563,788
   Proceeds from shares sold--Class II                                   143,284                             0
   Reinvestment of dividends and capital gain distributions           26,258,587                    65,432,760
   Payments for shares redeemed, net of fees--Class I               (302,066,042)                 (601,921,972)
   Payments for shares redeemed, net of fees--Class II                   (48,697)                            0
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             (103,579,395)                 (165,925,424)
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (28,628,021)                   55,037,679
   NET ASSETS:
   Beginning of period                                               811,141,987                   756,104,308
                                                                   -------------                --------------
   End of period                                                   $ 782,513,966                $  811,141,987
                                                                   =============                ==============
   Undistributed net investment income                             $  24,309,333                $   (3,080,259)
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.4861                $       0.2440
   Net realized short-term gain                                                0                        0.4807
   Net realized long-term gain                                                 0                        0.2953
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.4861                $       1.0200
                                                                   =============                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  59

THE OAKMARK FAMILY OF FUNDS

     STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2000 CONT.
-------------------------------------------------------------------------------

                                                                -------------------------------------------------
                                                                         THE OAKMARK INTERNATIONAL
                                                                               SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                SEPTEMBER 30, 2000          SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                           $   2,268,614                $    2,541,981
   Net realized gain (loss) on sale of investments                     4,863,798                    12,338,825
   Net realized gain (loss) on foreign currency transactions             991,046                       968,518
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (13,182,275)                   34,768,296
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                 281,817                       186,436
   Net change in unrealized appreciation
     (depreciation)--other                                               (28,709)                       (2,615)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              (4,805,709)                   50,801,441
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                              (1,252,257)                   (1,558,450)
   Net realized short-term gain                                       (3,278,736)                            0
   Net realized long-term gain                                        (3,226,904)                            0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (7,757,897)                   (1,558,450)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                          39,669,014                   253,467,836
   Reinvestment of dividends and capital gain distributions            7,637,609                     1,470,554
   Payments for shares redeemed, net of fees                         (99,763,438)                 (200,585,753)
                                                                   -------------                --------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              (52,456,815)                   54,352,637
                                                                   -------------                --------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (65,020,421)                  103,595,628
   NET ASSETS:
   Beginning of period                                               155,366,203                    51,770,575
                                                                   -------------                --------------
   End of period                                                   $  90,345,782                $  155,366,203
                                                                   =============                ==============
   Undistributed net investment income                             $   2,967,277                $    3,165,289
                                                                   =============                ==============

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                                           $      0.1135                $       0.2049
   Net realized short-term gain                                           0.2972                             0
   Net realized long-term gain                                            0.2923                             0
                                                                   -------------                --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             $      0.7030                $       0.2049
                                                                   =============                ==============


60  THE OAKMARK FAMILY OF FUNDS

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--
Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--
Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30 2000, only the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:


                                                                      INT'L
                                     GLOBAL      INTERNATIONAL      SMALL CAP
-----------------------------------------------------------------------------
Unrealized appreciation
  (depreciation) on
  dividends and dividend
  reclaims receivable               $(1,594)       $(191,459)       $(25,844)

Unrealized appreciation
  (depreciation) on open
  securities purchases and sales          0           22,322           1,041

Unrealized appreciation
  (depreciation) on
  transaction hedge
  purchases and sales                     0          (29,882)         (1,454)

Unrealized appreciation
  (depreciation) on tax
  expense payable                        79           18,779             571
                                    -------        ---------        --------

  Net Unrealized
  Appreciation
  (Depreciation) - Other            $(1,515)       $(180,240)       $(25,686)
                                    =======        =========        ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the

                                            THE OAKMARK FAMILY OF FUNDS   61

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
------------------------------------------------------------------------------

Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At September 30, 2000, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,185,825                 750,000  Pound Sterling       October 2000              $76,462
                                                                                                -------
                                                                                                $76,462
                                                                                                =======

The International Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
            $15,811,000              10,000,000  Pound Sterling       October 2000           $1,019,496
             27,659,700              18,000,000  Pound Sterling       November 2000           1,021,282
              3,811,339             400,000,000  Japanese Yen         February 2001               7,225
                                                                                             ----------
                                                                                             $2,048,003
                                                                                             ==========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR SOLD                FOREIGN CURRENCY PURCHASED    SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,352,619               1,533,755  Euro Currency        October 2000               $2,837
                133,806                 151,553  Euro Currency        October 2000                  129
              1,153,383               1,306,357  Euro Currency        October 2000                1,110
                362,329                 410,902  Euro Currency        October 2000                  805
              2,020,755               2,289,808  Euro Currency        October 2000                2,862
                825,839                 935,795  Euro Currency        October 2000                1,170
                                                                                                 ------
                                                                                                 $8,913
                                                                                                 ======

62   THE OAKMARK FAMILY OF FUNDS

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
------------------------------------------------------------------------------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PURCHASED           FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,474,421               1,669,975  Euro Currency        October 2000            $ (1,419)
              3,043,854               3,448,735  Euro Currency        October 2000              (3,965)
              2,023,098               1,385,304  Pound Sterling       October 2000             (25,629)
                 41,124                  28,119  Pound Sterling       October 2000                (461)
              2,570,357               1,742,969  Pound Sterling       October 2000              (7,321)
                                                                                              --------
                                                                                              $(38,795)
                                                                                              ========

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 2000:

PORTFOLIO HEDGES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $4,189,915               2,650,000  Pound Sterling       October 2000             $270,166
              2,882,398             300,000,000  Japanese Yen         October 2000               19,275
                                                                                               --------
                                                                                               $289,441
                                                                                               ========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLARS SOLD               FOREIGN CURRENCY PURCHASED    SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
               $302,964                 207,311  Pound Sterling       October 2000               $3,628
                                                                                                 ------
                                                                                                 $3,628
                                                                                                 ======

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                             UNREALIZED
                                                                                            APPRECIATION
                                                                                          (DEPRECIATION) AT
          US DOLLARS PURCHASED          FOREIGN CURRENCY SOLD         SETTLEMENT DATE     SEPTEMBER 30, 2000
          --------------------------------------------------------------------------------------------------
             $1,348,240               2,029,291  Canadian Dollar      October 2000              $ 1,932
                 25,616                  29,013  Euro Currency        October 2000                  (25)
                 32,537                  36,852  Euro Currency        October 2000                  (31)
              1,002,315               1,137,057  Euro Currency        October 2000               (2,558)
                 20,704                  23,460  Euro Currency        October 2000                  (29)
                154,457                 175,023  Euro Currency        October 2000                 (219)
                200,724                 138,323  Pound Sterling       October 2000               (3,841)
                 42,854                  74,695  Singapore Dollar     October 2000                  (95)
                 32,896                  57,420  Singapore Dollar     October 2000                 (120)
                100,684                 175,270  Singapore Dollar     October 2000                  (96)
                                                                                                -------
                                                                                                $(5,082)
                                                                                                =======

                                            THE OAKMARK FAMILY OF FUNDS   63

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------

At September 30, 2000, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The Funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands):

                         SMALL    EQUITY &                      INT'L SMALL
   OAKMARK    SELECT      CAP      INCOME    GLOBAL     INT'L       CAP
   ------------------------------------------------------------------------
     $0      $127,158   $10,886    $4,590      $0      $9,190      $4,864

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--
The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $300 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of September 30, 2000, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--
When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2000, Small Cap wrote option contracts. Portfolio securities valued at $837,375 were held in escrow by the custodian as cover for call options written by the Small Cap.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets, .85% on the next $5 billion of net assets, and .80% on the excess of $10 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 million of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million of net assets, 1.10% on the next $500 million of net assets, 1.05% on the next $500 million of net assets, and 1% on the excess of $2.5 billion of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets, and .90% on the excess of $5 billion of net assets. Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds, 2.0% for international funds, and 1.75% for the Global Fund.

In connection with the organization of the Funds, expenses of approximately $7,283 were advanced each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select.

During the twelve months ended September 30, 2000, the Funds incurred brokerage commissions of $7,645,100, $4,102,031, $680,633, $200,588,
$256,580, $2,905,834, and $469,454 of which $2,765,022, $1,112,365, $226,659,
$100,258, $87,377, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

64  THE OAKMARK FAMILY OF FUNDS

------------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------


3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):


                                                                    TWELVE MONTHS ENDED SEPTEMBER 30, 2000
                                            --------------------------------------------------------------------------------------
                                                                                 EQUITY &                              INT'L SMALL
                                             OAKMARK      SELECT     SMALL CAP    INCOME     GLOBAL    INTERNATIONAL       CAP
              --------------------------------------------------------------------------------------------------------------------
              Shares sold                    11,007       32,899       3,743         784      1,361       11,609          3,311
              Shares issued in
                reinvestment of dividends    21,629       15,744           0         463          3        1,899            656
              Less shares redeemed          (95,833)     (44,043)    (18,761)     (1,763)    (1,477)     (20,847)        (8,406)
                                            -------      -------     -------      ------     ------      -------         ------

              Net increase
                (decrease) in
                shares outstanding          (63,197)       4,600     (15,018)       (516)      (113)      (7,339)        (4,439)
                                            =======      =======     =======      ======     ======      =======         ======

                                                                    TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                                            --------------------------------------------------------------------------------------
                                                                                 EQUITY &                              INT'L SMALL
                                             OAKMARK      SELECT     SMALL CAP    INCOME     GLOBAL    INTERNATIONAL       CAP
              --------------------------------------------------------------------------------------------------------------------
              Shares sold                    22,559       32,332      18,587       1,449      2,623       27,499         21,542
              Shares issued in
                reinvestment of dividends    10,299        2,853         298         112          0        6,003            178
              Less shares redeemed         (100,457)     (30,105)    (36,338)     (1,842)       (15)     (47,902)       (16,944)
                                           --------      -------     -------      ------      -----      -------        -------
              Net increase
                (decrease) in
                shares outstanding          (67,599)       5,080     (17,453)       (281)     2,608      (14,400)         4,776
                                            =======      =======     =======      ======     ======      =======         ======

              (a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                               EQUITY &                              INT'L SMALL
                                          OAKMARK       SELECT     SMALL CAP    INCOME    GLOBAL    INTERNATIONAL        CAP
              ------------------------------------------------------------------------------------------------------------------
              Purchases                  $1,287,017   $1,007,676    $ 77,253    $45,616   $38,215     $473,207        $43,098
              Proceeds from sales        $3,249,901   $1,233,828    $285,248    $56,873   $39,785     $570,706        $95,650

Transactions in options written by Small Cap during the year ended September 30, 2000 were as follows:

                                                                         NUMBER OF     PREMIUMS
                                                                         CONTRACTS     RECEIVED
              ---------------------------------------------------------------------------------
              Options outstanding at September 30, 1999                   $     0     $       0
              Options written                                               2,360       678,033
              Options terminated in closing purchase transactions            (200)      (50,794)
              Options expired                                              (1,750)     (538,261)
              Options exercised                                              (200)      (24,400)
                                                                          -------     ---------
              Options outstanding at September 30, 2000                   $   210     $  64,578
                                                                          =======     =========

                                                 THE OAKMARK FAMILY OF FUNDS  65

----------------------------------------------------------------------------
THE OAKMARK FAMILY OF FUNDS
----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------

5.   TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2000 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           The Reynolds and Reynolds Company,
             Class A                             $71,680,613      $17,864,227      $2,363,801      $118,846,538
           U.S. Industries, Inc.                   2,912,258       55,191,225       1,248,195        42,600,075
           USG Corporation                        17,059,825       16,769,233       2,147,190        87,089,681
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $91,652,696      $89,824,685      $5,759,186      $248,536,294

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Hanger Orthopedic Group, Inc.         $ 7,335,666      $    61,472      $        0      $  4,312,500
           R.G. Barry Corporation                     49,200          192,456               0         2,565,000
           Sames Corporation                               0          242,030               0         3,201,875
           Ugly Duckling Corporation                       0                0               0        10,171,875
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $ 7,384,866      $   495,958      $        0      $ 20,251,250

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Chargeurs SA                          $         0      $12,532,174      $1,336,880      $ 25,360,707
           Dongah Tire Industry Company                    0                0         222,263         3,459,560
           Fila Holding S.p.A.                     1,824,332        1,710,130               0        23,522,425
           Lotte Chilsung Beverage Company         1,542,010                0          32,524         9,399,202
           Nufarm Limited                         32,936,973                0               0        17,097,359
           Somerfield plc                         42,112,018       12,444,936         813,479        45,054,993
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $78,415,333      $26,687,240      $2,405,146      $123,894,246

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                  PURCHASE          SALES          DIVIDEND       MARKET VALUE
           AFFILIATES                              (COST)          PROCEEDS         INCOME      SEPTEMBER 30, 2000
           -------------------------------------------------------------------------------------------------------
           Designer Textiles (NZ) Limited        $         0      $         0      $   20,634      $    191,758
           Mainfreight Limited                       115,895           15,170         167,324         2,317,741
           Matichon Public Company Limited,
             Foreign Shares                                0                0         215,963         2,105,571
                                                 -----------      -----------      ----------      ------------
           TOTALS                                $   115,895      $    15,170      $  403,921      $  4,615,070

66  THE OAKMARK FAMILY OF FUNDS

------------------------------------------------------------------------------
THE OAKMARK FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        ELEVEN MONTHS
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2000           1999           1998          1997(d)
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Period       $       34.37  $       33.54  $       41.21  $       32.39
Income From Investment Operations:
   Net Investment Income (Loss)                     0.49           0.44           0.47           0.36
   Net Gains or Losses on Securities
      (both realized and unrealized)               (2.91)          2.43          (1.73)         10.67
                                           -------------  -------------  -------------  -------------
   Total From Investment Operations:               (2.42)          2.87          (1.26)         11.03
Less Distributions:
   Dividends (from net investment
      income)                                      (0.26)         (0.44)         (0.40)         (0.34)
   Distributions (from capital gains)              (4.74)         (1.60)         (6.01)         (1.87)
                                           -------------  -------------  -------------  -------------
    Total Distributions                            (5.00)         (2.04)         (6.41)         (2.21)
                                           -------------  -------------  -------------  -------------
Net Asset Value, End of Period             $       26.95  $       34.37  $       33.54  $       41.21
                                           =============  =============  =============  =============
Total Return                                       (7.55%)         7.98%         (4.06%)        39.24%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $    2,038.7   $    4,772.8   $    6,924.0   $    6,614.9
   Ratio of Expenses to Average
      Net Assets                                    1.21%          1.11%          1.08%          1.08%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         1.42%          1.02%          1.22%          1.19%*
   Portfolio Turnover Rate                            50%            13%            43%            17%



                                                                    YEAR ENDED OCTOBER 31,                           PERIOD ENDED
                                           ------------------------------------------------------------------------  OCTOBER 31,
                                               1996           1995           1994           1993           1992        1991(a)
                                           -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      28.47  $       25.21  $       24.18  $       17.11  $       12.10  $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                    0.34           0.30           0.27           0.17          (0.03)     (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)               4.70           4.66           1.76           7.15           5.04       2.11
                                           ------------  -------------  -------------  -------------  -------------  ---------
   Total From Investment Operations:               5.04           4.96           2.03           7.32           5.01       2.10
Less Distributions:
   Dividends (from net investment
      income)                                     (0.28)         (0.23)         (0.23)         (0.04)             0          0
   Distributions (from capital gains)             (0.84)         (1.47)         (0.77)         (0.21)             0          0
                                           ------------  -------------  -------------  -------------  -------------  ---------
    Total Distributions                           (1.12)         (1.70)         (1.00)         (0.25)             0          0
                                           ------------  -------------  -------------  -------------  -------------  ---------
Net Asset Value, End of Period             $      32.39  $       28.47  $       25.21  $       24.18  $       17.11  $   12.10
                                           ============  =============  =============  =============  =============  =========
Total Return                                      18.07%         21.55%          8.77%         43.21%         41.40%     87.10%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $   3,933.9   $    2,827.1   $    1,677.3   $    1,107.0   $      114.7   $    4.8
   Ratio of Expenses to Average
      Net Assets                                   1.18%          1.17%          1.22%          1.32%          1.70%      2.50%(b)*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        1.13%          1.27%          1.19%          0.94%         (0.24)%    (0.66)%(c)*
   Portfolio Turnover Rate                           24%            18%            29%            18%            34%         0%

*    Data has been annualized.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c)  Computed giving effect to the Adviser's expense limitation undertaking.
(d) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  65

--------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  DECEMBER 31, 1999
                                                 YEAR ENDED           THROUGH
                                            SEPTEMBER 30, 2000   SEPTEMBER 30, 2000        YEAR ENDED          YEAR ENDED
                                                  CLASS I           CLASS II(a)        SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $      20.92         $      18.42           $      16.76        $      16.34
Income From Investment Operations:
   Net Investment Income (Loss)                       0.13                 0.10                   0.20                0.03
   Net Gains or Losses on Securities
     (both realized and unrealized)                   4.32                 2.88                   4.72                0.56
                                              ------------         ------------           ------------        ------------
   Total From Investment Operations:                  4.45                 2.98                   4.92                0.59
Less Distributions:
   Dividends (from net investment income)            (0.20)                0.00                  (0.05)                  0
   Distributions (from capital gains)                (3.72)                0.00                  (0.71)              (0.17)
                                              ------------         ------------           ------------        ------------
   Total Distributions                               (3.92)                0.00                  (0.76)              (0.17)
                                              ------------         ------------           ------------        ------------
Net Asset Value, End of Period                $      21.45         $      21.40           $      20.92        $      16.76
                                              ============         ============           ============        ============
Total Return                                         24.53%               21.57%*                30.07%               3.64%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)       $   1,772.0          $       6.8            $   1,638.9         $   1,227.9
   Ratio of Expenses to Average Net Assets            1.17%                1.41%*                 1.16%               1.22%
   Ratio of Net Investment Income (Loss)
     to  Average Net Assets                           0.76%                0.59%*                 0.98%                .17%
   Portfolio Turnover Rate                              69%                  69%                    67%                 56%


                                           ELEVEN MONTHS
                                               ENDED
                                           SEPTEMBER 30,
                                              1997(b)
--------------------------------------------------------
Net Asset Value, Beginning of Period        $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                    (0.01)
   Net Gains or Losses on Securities
     (both realized and unrealized)                 6.35
                                            ------------
   Total From Investment Operations:                6.34
Less Distributions:
   Dividends (from net investment income)              0
   Distributions (from capital gains)                  0
                                            ------------
   Total Distributions                                 0
                                            ------------
Net Asset Value, End of Period              $      16.34
                                            ============
Total Return                                       69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $     514.2
   Ratio of Expenses to Average Net Assets          1.12%*
   Ratio of Net Investment Income (Loss)
     to  Average Net Assets                        (0.11)%*
   Portfolio Turnover Rate                            37%

*    Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


66  THE OAKMARK FAMILY OF FUNDS

------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   13.88             $   12.63             $   20.34
Income From Investment Operations:
   Net Investment Income (Loss)                         0.00                 (0.16)                (0.12)
   Net Gains or Losses on Securities
     (both realized and unrealized)                     1.22                  1.50                 (4.73)
                                                   ---------             ---------             ---------
   Total From Investment Operations:                    1.22                  1.34                 (4.85)
Less Distributions:
   Dividends (from net investment income)               0.00                  0.00                     0
   Distributions (from capital gains)                   0.00                 (0.09)                (2.86)
                                                   ---------             ---------             ---------
   Total Distributions                                  0.00                 (0.09)                (2.86)
                                                   ---------             ---------             ---------
Net Asset Value, End of Period                     $   15.10             $   13.88             $   12.63
                                                   =========             =========             =========
Total Return                                            8.79%                10.56%               (26.37%)
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)              $248.7                $437.1                $618.0
   Ratio of Expenses to Average Net Assets              1.50%(a)              1.48%                 1.45%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                             (0.41)%(a)            (0.44)%               (0.40)%
   Portfolio Turnover Rate                                28%                   68%                   34%


                                                    ELEVEN MONTHS
                                                          ENDED              YEAR ENDED
                                                  SEPTEMBER 30, 1997(b)   OCTOBER 31, 1996
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      13.19           $     10.00
Income From Investment Operations:
   Net Investment Income (Loss)                            (0.01)                (0.02)
   Net Gains or Losses on Securities
     (both realized and unrealized)                         7.16                  3.21
                                                    ------------           -----------

   Total From Investment Operations:                        7.15                  3.19
Less Distributions:
   Dividends (from net investment income)                      0                     0
   Distributions (from capital gains)                          0                     0
                                                    ------------           -----------
   Total Distributions                                         0                     0
                                                    ------------           -----------
Net Asset Value, End of Period                      $      20.34           $     13.19
                                                    ============           ===========
Total Return                                               59.14%*               31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)             $    1,513.4           $     218.4
   Ratio of Expenses to Average Net Assets                  1.37%*                1.61%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                                 (0.25)%*              (0.29)%
   Portfolio Turnover Rate                                    27%                   23%

*    Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        September 30,
                                                            2000
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets                1.59%
     Ratio of Net Income (Loss) to Average Net Assets      (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  67

--------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          JULY 13, 2000
                                             YEAR ENDED      THROUGH                                 ELEVEN MONTHS
                                            SEPTEMBER 30,  SEPTEMBER 30,  YEAR ENDED      YEAR ENDED     ENDED         YEAR ENDED
                                               2000           2000        SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   OCTOBER 31,
                                              CLASS I       CLASS II (a)     1999            1998         1997(c)         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  15.68       $  15.51       $  13.99      $   14.49      $   11.29      $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                 0.45           0.40           0.43           0.29           0.21           0.10
   Net Gains or Losses on Securities
     (both realized and unrealized)             2.18           0.58           1.68           0.04           3.24           1.19
                                            --------       --------       --------      ---------      ---------      ---------
   Total From Investment Operations:            2.63           0.98           2.11           0.33           3.45           1.29
Less Distributions:
   Dividends (from net investment income)      (0.45)          0.00          (0.21)         (0.24)         (0.12)             0
   Distributions (from capital gains)          (1.36)          0.00          (0.21)         (0.59)         (0.13)             0
                                            --------       --------       --------      ---------      ---------      ---------
    Total Distributions                        (1.81)          0.00          (0.42)         (0.83)         (0.25)             0
                                            --------       --------       --------      ---------      ---------      ---------
Net Asset Value, End of Period              $  16.50       $  16.49       $  15.68      $   13.99      $   14.49      $   11.29
                                            ========       ========       ========      =========      =========      =========
Total Return                                   18.51%         30.34%*        15.32%          2.57%         34.01%*        12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $   54.5       $   0.4        $   60.3      $    57.7      $    33.5      $    13.8
   Ratio of Expenses to Average Net Assets      1.24%          1.32%*         1.18%          1.31%          1.50%*(b)      2.50%(b)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                      3.04%          2.59%*         2.65%          2.39%          2.38%*(b)      1.21%(b)
   Portfolio Turnover Rate                        87%            87%            81%            46%            53%            66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                               September 30, October 31,
                                                                                                   1997         1996
---------------------------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                                         1.70%        2.64%
   Ratio of Net Income (Loss) to Average Net Assets                                                2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


68 THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               YEAR ENDED           PERIOD ENDED
                                                                           SEPTEMBER 30, 2000    SEPTEMBER 30, 1999(a)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  9.18                  $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                    0.11                    0.01
   Net Gains or Losses on Securities
      (both realized and unrealized)                                               1.63                   (0.83)
                                                                                -------                  ------
   Total From Investment Operations:                                               1.74                   (0.82)
Less Distributions:
   Dividends (from net investment income)                                         (0.01)                   0.00
   Distributions (from capital gains)                                              0.00                    0.00
                                                                                -------                  ------
   Total Distributions                                                            (0.01)                   0.00
                                                                                -------                  ------
Net Asset Value, End of Period                                                   $10.91                  $ 9.18
                                                                                =======                  ======
Total Return                                                                      18.97%                 (51.60%)*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                         $  27.2                  $ 24.0
   Ratio of Expenses to Average Net Assets                                         1.75%(b)                1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average Net Assets                     0.54%(b)                0.98%*(b)
   Portfolio Turnover Rate                                                          147%                      7%


*Data has been annualized.

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                             September 30,           September 30,
                                                                                 2000                    1999
---------------------------------------------------------------------------------------------------------------------
   Ratio of Expenses to Average Net Assets                                       1.96%                   2.22%
   Ratio of Net Income (Loss) to Average Net Assets                              0.34%                   0.51%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  69

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEAR ENDED      NOVEMBER 4,                                ELEVEN MONTHS
                                         SEPTEMBER 30,  1999, THROUGH     YEAR ENDED     YEAR ENDED      ENDED
                                            2000         SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                           CLASS I     2000 CLASS II(a)     1999           1998          1997(c)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period      $  13.95       $  14.36         $  10.42       $  18.77     $  14.92
Income From Investment Operations:
   Net Investment Income (Loss)               0.44           0.21             0.36           0.41         0.27
   Net Gains or Losses on Securities
      (both realized and unrealized)          1.50           1.29             4.19          (5.32)        3.74
                                          --------       --------         --------       --------      -------
   Total From Investment Operations:          1.94           1.50             4.55          (4.91)        4.01
Less Distributions:
   Dividends (from net investment
      income)                                (0.49)         (0.49)           (0.24)         (0.58)       (0.16)
   Distributions (from capital gains)         0.00           0.00            (0.78)         (2.86)           0
                                          --------       --------         --------       --------      -------
   Total Distributions                       (0.49)         (0.49)           (1.02)         (3.44)       (0.16)
                                          --------       --------         --------       --------      -------
Net Asset Value, End of Period            $  15.40       $  15.37         $  13.95       $  10.42     $  18.77
                                          ========       ========         ========       ========      =======
Total Return                                 14.27%         11.77%*          46.41%        (29.90)%      29.63%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)   $  782.4       $    0.1         $  811.1       $  756.1     $1,647.3
   Ratio of Expenses to Average
      Net Assets                              1.30%          1.50%*           1.29%          1.32%        1.26%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                   1.87%          1.98%*           1.94%          1.95%        2.09%*
   Portfolio Turnover Rate                      64%            64%              54%            43%          61%


                                                        YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                             -----------------------------------------      OCTOBER 31,
                                              1996         1995        1994       1993       1992(b)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period       $  12.97    $   14.50   $   14.09   $   9.80    $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                0.09         0.30        0.21       0.06         0.26
   Net Gains or Losses on Securities
      (both realized and unrealized)           2.90        (0.77)       0.43       4.48        (0.46)
                                           --------    ---------   ---------   --------    ---------
   Total From Investment Operations:           2.99        (0.47)       0.64       4.54         (0.2)
Less Distributions:
   Dividends (from net investment
      income)                                     0            0       (0.08)     (0.25)           0
   Distributions (from capital gains)         (1.04)       (1.06)      (0.15)         0            0
                                           --------    ---------   ---------   --------    ---------
   Total Distributions                        (1.04)       (1.06)      (0.23)     (0.25)           0
                                           --------    ---------   ---------   --------    ---------
Net Asset Value, End of Period             $  14.92    $   12.97   $   14.50   $  14.09    $    9.80
                                           ========    =========   =========   ========    =========
Total Return                                  24.90%       (3.06)%      4.62%     47.49%      (22.81)%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)    $1,172.8    $   819.7   $ 1,286.0   $  815.4    $    23.5
   Ratio of Expenses to Average
      Net Assets                               1.32%        1.40%       1.37%      1.26%        2.04%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                    1.45%        1.40%       1.44%      1.55%       37.02%*
   Portfolio Turnover Rate                       42%          26%         55%        21%           0%


*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) The date which Fund shares were first offered for sale to the public was September 30, 1992.
(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


70  THE OAKMARK FAMILY OF FUNDS

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              ELEVEN MONTHS
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED       ENDED                YEAR ENDED
                                     SEPTEMBER 30, 2000 SEPTEMBER 30, 1999 SEPTEMBER 30, 1998 SEPTEMBER 30, 1997(b) OCTOBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $    12.64         $   6.89          $   12.20         $    11.41         $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                 0.36             0.20               0.18               0.13              0.04
   Net Gains or Losses on Securities
     (both realized and unrealized)            (0.79)            5.75              (4.09)              1.10              1.37
                                          ----------         --------          ---------         ----------         ---------
   Total From Investment Operations:           (0.43)            5.95              (3.91)              1.23              1.41
Less Distributions:
   Dividends (from net investment income)      (0.11)           (0.20)             (0.06)             (0.08)                0
   Distributions (from capital gains)          (0.59)            0.00              (1.34)             (0.36)                0
                                          ----------         --------          ---------         ----------         ---------
   Total Distributions                         (0.70)           (0.20)             (1.40)             (0.44)                0
                                          ----------         --------          ---------         ----------         ---------
Net Asset Value, End of Period            $    11.51         $  12.64          $    6.89         $    12.20         $   11.41
                                          ==========         ========          =========         ==========         =========
Total Return                                   (3.44)%          88.02%            (35.20)%            12.07%*           14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)   $     90.3         $  155.4              $51.8              $66.0             $39.8
   Ratio of Expenses to Average Net Assets      1.76%            1.79%              1.96%              1.93%*            2.50%(a)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                      1.98%            2.31%              2.17%              1.23%*            0.65%(a)
   Portfolio Turnover Rate                        40%             126%                69%                63%               27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                                                     October 31,
                                                                                                                         1996
------------------------------------------------------------------------------------------------------------------------------------
    Ratio of Expenses to Average Net Assets                                                                              2.65%
    Ratio of Net Income (Loss) to Average Net Assets                                                                     0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK FAMILY OF FUNDS  71

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS
  ASSOCIATES INVESTMENT TRUST:

      WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 5-7, 11-12, 16-18, 22-25, 30-32, 37-40 AND 45-48, AS OF SEPTEMBER 30,
2000, AND THE RELATED STATEMENTS OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

      WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2000, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

      IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 2000, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

ARTHUR ANDERSEN LLP
Chicago, Illinois
October 26, 2000


72  THE OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
TRUSTEES
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Victor A. Morgenstern
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Victor A. Morgenstern--CHAIRMAN
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Anita M. Nagler--SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   Nvest Services Company, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-578-1329

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com




This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                 P.O. BOX 8510
                             BOSTON, MA 02266-8510


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